                                                                   Exhibit 10.37

================================================================================


                             ACE US HOLDINGS, INC.

                    Credit Sensitive Senior Notes due 2008

                                  __________

                                   INDENTURE

                         Dated as of October 27, 1998

                                  __________

                   UNITED STATES TRUST COMPANY OF NEW YORK,

                                    Trustee


================================================================================

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
ARTICLE 1  DEFINITIONS AND INCORPORATION BY REFERENCE                                                             1
           ------------------------------------------

   SECTION 1.01.  Definitions.....................................................................................1
   SECTION 1.02.  Other Definitions..............................................................................21
   SECTION 1.03.  Trust Indenture Act............................................................................21
   SECTION 1.04.  Rules of Construction..........................................................................21


ARTICLE 2  THE SECURITIES                                                                                        22
           --------------

   SECTION 2.01.  Form and Dating................................................................................22
   SECTION 2.02.  Execution and Authentication...................................................................22
   SECTION 2.03.  Registrar and Paying Agent.....................................................................23
   SECTION 2.04.  Paying Agent To Hold Money in Trust............................................................23
   SECTION 2.05.  Securityholder Lists...........................................................................24
   SECTION 2.06.  Transfer and Exchange..........................................................................24
   SECTION 2.07.  Replacement Securities.........................................................................25
   SECTION 2.08.  Outstanding Securities.........................................................................25
   SECTION 2.09.  Temporary Securities...........................................................................25
   SECTION 2.10.  Cancellation...................................................................................26
   SECTION 2.11.  Defaulted Interest.............................................................................26
   SECTION 2.12.  CUSIP Numbers..................................................................................26


ARTICLE 3  REDEMPTION                                                                                            26
           ----------

   SECTION 3.01.  Notices to Trustee.............................................................................26
   SECTION 3.02.  Selection of Securities To Be Redeemed.........................................................27
   SECTION 3.03.  Notice of Redemption...........................................................................27
   SECTION 3.04.  Effect of Notice of Redemption.................................................................28
   SECTION 3.05.  Deposit of Redemption Price....................................................................28
   SECTION 3.06.  Securities Redeemed in Part....................................................................28


ARTICLE 4  COVENANTS                                                                                             28
           ---------

   SECTION 4.01.  Payment of Securities..........................................................................28
   SECTION 4.02.  Certain Reports and Certificates...............................................................28
   SECTION 4.03.  Limitation on Indebtedness.....................................................................30
   SECTION 4.04.  Limitation on Restricted Payments..............................................................32
   SECTION 4.05.  Limitation on Restrictions on Distributions from Restricted Subsidiaries.......................34
   SECTION 4.06.  Limitation on Sales of Assets and Subsidiary Stock.............................................35

   SECTION 4.07.  Limitation on Transactions with Affiliates.....................................................38
   SECTION 4.08.  Change of Control..............................................................................39
   SECTION 4.09.  Compliance Certificate.........................................................................40
   SECTION 4.10.  Further Instruments and Acts...................................................................40
   SECTION 4.11.  Future Subsidiary Guarantors...................................................................40
   SECTION 4.12.  Limitation on Lines of Business................................................................41
   SECTION 4.13.  Limitation on the Sale or Issuance of Capital Stock or Restricted Subsidiaries.................41
   SECTION 4.14.  Limitation on Liens............................................................................41
   SECTION 4.15.  USE OF PROCEEDS................................................................................41
                  ---------------
   SECTION 4.16.  FINANCIAL STRENGTH RATING......................................................................41
                  -------------------------
   SECTION 4.17.  MAINTENANCE OF SUBORDINATED LOAN AGREEMENT.....................................................41
                  ------------------------------------------


ARTICLE 5  SUCCESSOR COMPANY, ETC.                                                                               42
           -----------------------

   SECTION 5.01.  When Company AND SUBSIDIARY GUARANTORS May Merge or Transfer Assets............................42
                               -------------------------


ARTICLE 6  DEFAULTS AND REMEDIES                                                                                 43
           ---------------------

   SECTION 6.01.  Events of Default..............................................................................43
   SECTION 6.02.  Acceleration...................................................................................45
   SECTION 6.03.  Other Remedies.................................................................................46
   SECTION 6.04.  Waiver of Past Defaults........................................................................46
   SECTION 6.05.  Control by Majority............................................................................46
   SECTION 6.06.  Limitation on Suits............................................................................46
   SECTION 6.07.  Rights of Holders to Receive Payment...........................................................47
   SECTION 6.08.  Collection Suit by Trustee.....................................................................47
   SECTION 6.09.  Trustee May File Proofs of Claim...............................................................47
   SECTION 6.10.  Priorities.....................................................................................47
   SECTION 6.11.  Undertaking for Costs..........................................................................48
   SECTION 6.12.  Waiver of Stay or Extension Laws...............................................................48


ARTICLE 7  TRUSTEE                                                                                               48
           -------

   SECTION 7.01.  Duties of Trustee..............................................................................48
   SECTION 7.02.  Rights of Trustee..............................................................................49
   SECTION 7.03.  Individual Rights of Trustee...................................................................50
   SECTION 7.04.  Trustee's Disclaimer...........................................................................50
   SECTION 7.05.  Notice of Defaults.............................................................................51
   SECTION 7.06.  Reports by Trustee to Holders..................................................................51
   SECTION 7.07.  Compensation and Indemnity.....................................................................51
   SECTION 7.08.  Replacement of Trustee.........................................................................52
   SECTION 7.09.  Successor Trustee by Merger....................................................................52
   SECTION 7.10.  Eligibility; Disqualification..................................................................53

   SECTION 7.11.  Preferential Collection of Claims Against Company..............................................53


ARTICLE 8  DISCHARGE OF INDENTURE; DEFEASANCE                                                                    53
           ----------------------------------

   SECTION 8.01.  Discharge of Liability on Securities; Defeasance...............................................53
   SECTION 8.02.  Conditions to Defeasance.......................................................................54
   SECTION 8.03.  Application of Trust Money.....................................................................55
   SECTION 8.04.  Repayment to Company...........................................................................55
   SECTION 8.05.  Indemnity for Government Obligations...........................................................56
   SECTION 8.06.  Reinstatement..................................................................................56


ARTICLE 9  AMENDMENTS                                                                                            56
           ----------

   SECTION 9.01.  Without Consent of Holders.....................................................................56
   SECTION 9.02.  With Consent of Holders........................................................................57
   SECTION 9.03.  Revocation and Effect of Consents and Waivers..................................................57
   SECTION 9.04.  Notation on or Exchange of Securities..........................................................58
   SECTION 9.06.  Trustee to Sign Amendments.....................................................................58
   SECTION 9.06.  Payment for Consent............................................................................58


ARTICLE 10  SUBSIDIARY GUARANTEES                                                                                59
            ---------------------


ARTICLE 11  MISCELLANEOUS                                                                                        59
            -------------

   SECTION 11.01.  Trust Indenture Act Controls..................................................................59
   SECTION 11.02.  Notices.......................................................................................59
   SECTION 11.03.  Communication by Holders with Other Holders...................................................59
   SECTION 11.04.  Certificate and Opinion as to Conditions Precedent............................................60
   SECTION 11.05.  Statements Required in Certificate or Opinion.................................................60
   SECTION 11.06.  When Securities Disregarded...................................................................60
   SECTION 11.07.  Rules by Trustee, Paying Agent, Registrar and Calculation Agent...............................60
   SECTION 11.08.  Legal Holidays................................................................................60
   SECTION 11.09.  Governing Law.................................................................................61
   SECTION 11.10.  No Recourse Against Others....................................................................61
   SECTION 11.11.  Successors....................................................................................61
   SECTION 11.12.  Multiple Originals............................................................................61
   SECTION 11.13.  Table of Contents; Headings...................................................................61

   Appendix A  -  Provisions Relating to Securities

   Exhibit A   -  Form of Security

   Exhibit B   -  Form of Supplemental Indenture
   Exhibit C   -  Reference Swap Transaction
   Exhibit D   -  Form of Quarterly Certificate
   Exhibit E   -  Form of Ratings Certificate

     INDENTURE, dated as of October 27, 1998, between ACE US Holdings, Inc., a Delaware corporation (the "Company"), and United States Trust Company of New York, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Credit Sensitive Senior Notes due 2008 issued on the date hereof (the "Securities"). Except as otherwise provided herein, the Securities will be limited to $250,000,000 in aggregate principal amount outstanding, all of which $250,000,000 aggregate principal amount will be initially issued on the date hereof.

                                   ARTICLE 1


                  DEFINITIONS AND INCORPORATION BY REFERENCE
                  ------------------------------------------

     SECTION 1.01.  Definitions.
                    -----------

     "ACE Insurance" means A.C.E. Insurance Company, Ltd., a Bermuda limited liability company.

     "ACE USA Insurance Group" means any group of two or more Insurance Subsidiaries of the Company that are rated in the aggregate as a group, by Moody's or S&P, provided that if no such group exists, but one or more Insurance
                --------
Subsidiaries of the Company is rated individually by Moody's or S&P, "ACE USA Insurance Group" shall refer to each such Insurance Subsidiary that is Material. "Material" means, with respect to any Subsidiary, that such Subsidiary would be a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the Closing Date.

     "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) to be used by the Company or a Restricted Subsidiary in a Related Business including Investments by Insurance Subsidiaries in Investment Securities; (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that any such Restricted Subsidiary described in
            --------  -------
clauses (ii) or (iii) above is primarily engaged in a Related Business.

     "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 4.06 and 4.07 only, "Affiliate" shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

     "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (i) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary), (ii) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary or (iii) any other assets of the Company or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary (other than, in the case of (i), (ii) and (iii) above, (u) a disposition of property of the Company or any of its Subsidiaries that, in the reasonable judgment of the Company, has become uneconomic, obsolete or worn out, (v) the sale of Temporary Cash Equivalents or Investment Securities or any disposition of cash, (w) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Wholly Owned Subsidiary, (x) for purposes of Section
4.06 only, a disposition that constitutes a Restricted Payment or Permitted Investment permitted by Section 4.04, (y) any reinsurance or retrocession arrangements (other than bulk reinsurance or retrocession arrangements) and (z) any disposition of assets, or one or more related dispositions of assets, with a fair market value in the aggregate of less than $2,500,000).

     "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

     "Balance Sheet Indebtedness" means Indebtedness that is reflected on the face of the Consolidated balance sheet of the Company and the Restricted Subsidiaries.

     "Bank Indebtedness" means any and all amounts payable under or in respect of Credit Facilities and any Refinancing Indebtedness with respect thereto, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

     "Base Redemption Price" has the meaning set forth in paragraph 5 of the Securities.

     "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or, except for purposes of the definition of "Change of Control", any committee thereof duly authorized to act on behalf of such Board. Unless otherwise specified, "Board of Directors" means the Board of Directors of the Company.

     "Business Day" means each day which is not a Legal Holiday.

     "Calculation Agent" means the calculation agent who will determine the applicable interest rate pursuant to paragraph 1 of the Securities, or any successor person thereto, who shall initially be the Trustee.

     "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

     "Capitalized Lease Obligations" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

     "Change of Control" means the occurrence of any of the following events:

          (i) Parent ceases to be the direct or indirect beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of 70% of the total voting power of the Voting Stock of the Company, whether as a result of issuance of securities of the Company, any merger, consolidation, liquidation or dissolution of Parent or the Company, or otherwise; or

          (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in clause (i) above, except that for purposes of this clause (ii) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the Voting Stock of Parent; or

          (iii) during any one year period, individuals who at the beginning of such period constituted the Board of Directors of Parent or the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Parent or the Company was approved by a vote of 66-2/3% of the directors of Parent or the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Parent or the Company then in office; or

          (iv) the adoption of a plan relating to the liquidation or dissolution of the Company; or

          (v) the merger or consolidation of Parent with or into another Person and the securities of Parent that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of Parent are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving Person or transferee that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving Person or transferee.

     "Closing Date" means October 27, 1998.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein.

     "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financial statements are available to (ii) Consolidated Interest Expense for such four fiscal quarters; provided, however, that (A) if the
                                       --------  -------
Company or any Restricted Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period, (B) if the Company or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Consolidated Coverage Ratio, EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period, (C) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale), (D) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period and (E) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (C) or (D) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Company may designate.

     "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent Incurred by the Company and its Subsidiaries in such period but not included in such interest expense, (i) interest expense attributable to Capitalized Lease Obligations, (ii) amortization of debt discount and debt issuance cost, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges attributable to letters of credit and bankers' acceptance financing, (vi) interest actually paid on any Indebtedness of any other Person pursuant to a Guarantee by the Company or any Restricted Subsidiary; (vii) net costs associated with Hedging Obligations (including amortization of fees but excluding any net costs associated with "marking to market" of such Hedging Obligations), and (viii) dividends in respect of (A) all Preferred Stock of the Company and any of the Subsidiaries of the Company and (B) Disqualified Stock of the Company, in the case of each of
(A) and (B) to the extent held by Persons other than the Company or a Wholly Owned Subsidiary.

     "Consolidated Net Income" means, for any period, the net income of the Company and its Consolidated Subsidiaries for such period; provided, however,
                                                           --------  -------
that there shall not be included in such Consolidated Net Income:

          (i) any net income of any Person (other than the Company) if such Person is not a Restricted Subsidiary, except that subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution made to a Restricted Subsidiary, to the limitations contained in clause (iii) below);

          (ii) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;

          (iii)  any net income of any Restricted Subsidiary:

                 (A) for purposes of determining limitations on Indebtedness under Section 4.03 only, to the extent that such net income exceeds the sum (without duplication) of (v) the maximum aggregate amount of cash that such Restricted Subsidiary is permitted to pay as a dividend or other distribution to the Company or another Restricted Subsidiary at the date of determination without any prior governmental approval (which has not been obtained) and payment which is not prohibited, directly or indirectly, by the terms of such Restricted Subsidiary's charter or any agreement, instrument, judgment, decree, order, writ, injunction, certificate, statute, rule, law, code, ordinance or governmental regulation applicable to such Restricted Subsidiary or its shareholders (each such restriction or prohibition, a "Payment Restriction"); (w) the amount of any dividend or distribution declared or paid during such period by such Restricted Subsidiary to the Company or another Restricted Subsidiary to the extent that such dividend or distribution reduces the amount described in clause (w) that could be distributed at the date of determination; (x) the maximum aggregate amount of cash that the Company is permitted to draw under the Subordinated Loan Agreement during such period at the date of determination; (y) the amount actually drawn by the Company under the Subordinated Loan Agreement to the extent that such amount drawn reduces the amount described in clause (x) that could be drawn at the date of determination; and (z) the amount of cash payments made by such Restricted Subsidiary to the Company or another Restricted Subsidiary during such period under tax sharing agreements, surplus debentures or other intercompany agreements, but only without duplication and only to the extent that the making of such payment when made was permitted by the Payment Restrictions, subject, in the case of dividends, distributions or payments to another Restricted Subsidiary under any of clause (v), (w) or (z), to the limitations in this clause (iii); provided, however, that the Company's equity in net
                             --------  -------
          loss of any such Restricted Subsidiary for such period to the extent of any contributions or advances made by the Company or any Restricted Subsidiary to such Restricted Subsidiary shall be included in determining such Consolidated Net Income; and

                 (B) for all other purposes of this Indenture (including determining limitations on Restricted Payments under Section 4.04), to the extent that such net income exceeds the amount of any dividend or distribution declared and paid during such period by such Restricted Subsidiary to the Company or, subject to this clause (iii), another Restricted Subsidiary;

          (iv) any gain (or loss) realized upon the sale or other disposition of any asset of the Company or its Consolidated Subsidiaries (including pursuant to any Sale/Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business and any gain (or loss) realized upon the sale or other disposition of any Capital Stock of any Person;

          (v) any extraordinary or non-recurring gain or loss as well as the tax effects thereof;

          (vi) any restoration to income of any contingency reserve (not including insurance and reinsurance reserves and reserves for reinsurance recoverables), except to the extent that provision for such reserve reduced Consolidated Net Income for any period following the first day of the four fiscal quarter period ending prior to the Closing Date;

          (vii)  the cumulative effect of a change in accounting principles;
     and

          (viii) any unrealized gains and losses on Investment Securities to the extent such gains and losses affect such net income (loss); provided,
                                                                    ---------
     further, however, that the net income (loss) shall include upon any
     -------  -------
     disposition of any Investment Security referred to in this clause (viii), the then realized gain or loss on any such Investment Security (after excluding the effect of any unrealized gains and losses on such Investment Security which affected such net income (loss)).

Notwithstanding the foregoing, for the purposes of Section 4.04 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under such Section pursuant to clause (a)(3)(D) thereof.

     "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its Restricted Subsidiaries, determined on a Consolidated basis, as of the end of the most recent fiscal quarter of the Company ending prior to the taking of any action for the purpose of which the determination is being made for which financial statements are available, as (i) the par or stated value of all outstanding Capital Stock of the Company plus
(ii) paid-in capital or capital surplus relating to such Capital Stock plus
(iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

     "Consolidation" means the consolidation of the amounts of each of the Restricted Subsidiaries with those of the Company in accordance with GAAP consistently applied; provided, however, that "Consolidation" shall not include
                      --------  -------
consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Company or any Restricted Subsidiary in an

Unrestricted Subsidiary shall be accounted for as an investment. The term "Consolidated" has a correlative meaning.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the date of the execution of this agreement is located at 114 West 47th Street - 25th floor, New York, New York 10036-1532, Attention: Corporate Trust Office or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

     "Credit Facilities" means, with respect to the Company or its Restricted Subsidiaries, one or more debt facilities or commercial paper facilities with banks, insurance companies or other institutional lenders providing for revolving credit loans, term loans, synthetic lease financing, notes or other financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from or issue securities to such lenders against such receivables) or letters of credit or other credit facilities, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

     "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which the Company or any Restricted Subsidiary is a party or of which it is a beneficiary.

     "Current Maturities of Funded Indebtedness" means, at any time and with respect to any item of Funded Indebtedness, the portion of such Funded Indebtedness outstanding at such time which by the terms of such Funded Indebtedness or the terms of any instrument or agreement relating thereto is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Disqualified Stock" means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the Stated Maturity of the Securities provided, however, that any Capital Stock that would not constitute
           --------  -------
Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Securities shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the provisions of Sections 4.06 and 4.08.

     "EBITDA" for any period means the Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net
Income: (i) income tax expense of the Company and its Consolidated Restricted Subsidiaries, (ii) Consolidated Interest Expense, (iii) depreciation expense of the Company and its Consolidated Restricted Subsidiaries and (iv) amortization expense of the Company and its Consolidated Restricted Subsidiaries including amortization of debt issuance costs (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period) and (v) all other non-cash charges of the Company and its Consolidated Restricted Subsidiaries (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization and non-cash charges of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its stockholders.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Funded Indebtedness" means, with respect to any Person, all Indebtedness of such Person that is reflected on the face of the Consolidated balance sheet of the Company and the Restricted Subsidiaries which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided, however, that Funded Indebtedness shall include, as
                  --------  -------
at any date of determination, Current Maturities of Funded Indebtedness.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

     "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not
                   --------  -------
include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

     "Hedging Obligations" of any Person means the obligations of such Person under any Interest Rate Agreement or Currency Agreement.

     "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

     "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person
     --------  -------
existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. Neither the accretion of principal of a non-interest bearing or other discount security nor the accrual of interest (or the addition of accrued interest to principal) shall be deemed to be an Incurrence of Indebtedness.

     "Indebtedness" means, with respect to any Person on any date of determination (without duplication),

          (i) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money;

          (ii) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto);

          (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services;

          (v)    all Capitalized Lease Obligations;

          (vi) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends);

          (vii) to the extent not otherwise included in this definition, Hedging Obligations of such Person;

          (viii) all obligations of the type referred to in clauses (i) through
     (ii) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; or

          (ix) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person
             --------  -------
     shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness of such other Persons;

provided, however, that Indebtedness shall not include obligations arising from
--------  -------
the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of day-light overdrafts) drawn against insufficient funds in the ordinary course of business unless such obligations are not extinguished within three Business Days of incurrence. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

     "Indebtedness/Total Capital Ratio" means, as of any date, the quotient expressed as a percentage of (i) Balance Sheet Indebtedness divided by (ii) the sum of Funded Indebtedness plus Consolidated Net Worth, in each case determined on a Consolidated basis in accordance with GAAP.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Insurance Subsidiary" means any Restricted Subsidiary, whether now owned or hereafter acquired, that is authorized or admitted to carry on or transact the business of selling, issuing or underwriting insurance or reinsurance, in any state.

     "Interest Rate Agreement" means with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or is a beneficiary.

     "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of the lender) or other extension of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of the definition of "Unrestricted Subsidiary" and
Section 4.04, (i) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a
                                       --------  -------
redesignation of such Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the Company's "Investment" in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the Board of Directors.

     "Investment Securities" means securities invested in by the Insurance Subsidiaries in the ordinary course of their insurance business.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

     "Moody's" means Moody's Investor Service, Inc. and its successors.

     "Moody's Rating" means, as at any date, the financial strength rating of a specific Person or group of Persons as most recently published by Moody's.

     "NAIC" means the National Association of Insurance Commissioners or any successor.

     "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other non-cash form) therefrom, in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition and (iv) appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed of in such Asset Disposition and retained by the Company or any Restricted Subsidiary after such Asset Disposition.

     "Net Cash Proceeds", with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

     "Non-Recourse Debt" shall mean Indebtedness (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a Guarantor or otherwise) or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness (other than the Securities) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

     "Officer" means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a certificate signed by two Officers.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Parent" means ACE Limited, a limited liability company formed under the laws of the Cayman Islands.

     "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in (i) the Company, a Restricted Subsidiary or a Person that will, upon the making of such Investment, become a Restricted Subsidiary; provided,
                                                                    --------
however, that the primary business of such Restricted Subsidiary is a Related
-------
Business; (ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary; provided, however, that such Person's primary business is a Related Business;
--------  -------
(iii) Temporary Cash Investments; (iv) receivables (other than receivables referred to in any other clauses of this definition) owing to the Company or any Restricted Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided,
                                                                       --------
however, that such trade terms may include such concessionary trade terms as the
-------
Company or any such Restricted Subsidiary deems reasonable under the circumstances; (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;
(vi) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary;
(vii) stock, obligations or securities
received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments or in bankruptcy proceedings, (viii) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition or other disposition of assets that was made pursuant to and in compliance with Section 4.06, (ix) Investments by the Insurance Subsidiaries in Investment Securities made in accordance with applicable insurance investment laws and the investment guidelines established by the Company's Board of Directors from time to time, (x) any Investment (other than Investments by Insurance Subsidiaries) existing on the Closing Date or made pursuant to legally binding written commitments in existence on the Closing Date; (xi) Investments in Interest Rate Agreements or Currency Agreements otherwise permitted under the Indenture; (xii) receivables (including, but not limited to, accrued investment income, premiums in process of collection and reinsurance recoverables on paid and unpaid losses) owing to the Company or any Restricted Subsidiary, if created or acquired in the ordinary course of business; (xiii) deposits established in connection or under insurance and reinsurance contracts; (xiv) Strategic Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (xiv) that are at that time outstanding, not to exceed 15% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); and (xv) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (xv) that are at that time outstanding, not to exceed 10% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value).

     "Permitted Liens" means, with respect to any Person, (a) pledges or deposits by such Person under worker's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), including insurance and reinsurance contracts, or with or for the benefit of regulatory authorities, insureds or reinsureds, or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business; (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review; (c) Liens for taxes or other governmental charges not yet due or payable or subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings; (d) Liens in favor of issuers of surety bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business; provided, however, that such letters of credit
                                 --------  -------
do not constitute Indebtedness; (e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with

Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person; (f) Liens securing Indebtedness Incurred to finance the construction, purchase or lease of, or repairs, improvements or additions to, property of such Person; provided, however, that the Lien may not extend to any
                         --------  -------
other property owned by such Person or any of its Subsidiaries at the time the Lien is Incurred, and the Indebtedness (other than any interest thereon) secured by the Lien may not be Incurred more than 180 days after the later of the acquisition, completion of construction, repair, improvement, addition or commencement of full operation of the property subject to the Lien; (g) Liens existing on the Closing Date; (h) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that such Liens are not created, Incurred or assumed
        --------  -------
in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided further, however, that such Liens may not extend to any
            ----------------  -------
other property owned by such Person or any of its Subsidiaries; (i) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that such
                                                    --------  -------
Liens are not created, Incurred or assumed in connection with, or in contemplation of, such acquisition; provided further, however, that the Liens
                                    -------- -------  --------
may not extend to any other property owned by such Person or any of its Subsidiaries; (j) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a wholly owned Subsidiary of such Person; (k) Liens securing Hedging Obligations so long as such Hedging Obligations relate to Indebtedness that is, and is permitted to be under this Indenture, secured by a Lien on the same property securing such Hedging Obligations; (l) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (f), (g), (h) and (i); provided, however , that (x) such new
                                         --------- -------
Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements to or on such property) and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (f), (g), (h) or
(i) at the time the original Lien became a Permitted Lien under this Indenture and (B) an amount necessary to pay any fees and expenses, including premiums, related to such Refinancing; and (m) Liens Incurred in the ordinary course of business of such Person with respect to obligations that do not exceed $5,000,000 at any one time outstanding and that (a) do not secure Indebtedness,
(b) are not Incurred in connection with the borrowing of money or the obtaining of advances or credit, and (c) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by such Person. For purposes of this definition, the term "Indebtedness" shall be deemed to include interest on such Indebtedness.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

     "principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security that is due or overdue or is to become due at the relevant time.

     "Purchase Money Indebtedness" means Indebtedness (i) consisting of the deferred purchase price of an asset, conditional sale obligations, obligations under any title retention agreement and other purchase money obligations, in each case where the maturity of such Indebtedness does not exceed the anticipated useful life of the asset being financed, and (ii) incurred to finance the acquisition by the Company or a Restricted Subsidiary of such asset, including additions and improvements; provided, however, that such Indebtedness
                                      --------  -------
is incurred within 180 days after the acquisition by the Company or such Restricted Subsidiary of such asset.

     "Qualified Subordinated Debt'' means any subordinated loan made to the Company or any Restricted Subsidiary by, and at all time held by, the Parent or ACE Insurance that

          (i) by its terms (A) does not (including upon the happening of any event) mature and is not (including upon the happening of any event) mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder, in whole or in part, and does not include any provision requiring prepayment or repurchase by the Company or any of its Restricted Subsidiaries (including upon the happening of any event), in each case prior to the date that is 91 days after the final maturity date of the Securities, (B) does not (including upon the happening of any event) require or provide for the payment, in cash or otherwise, of interest or any other amounts prior to its stated maturity (provided that interest may accrue while such loan is outstanding and any interest may be satisfied at any time by the issue to the holders thereof of further Qualified Subordinated Debt or by adding accrued interest to principal),
     (C) does not provide (including upon the happening of any event) for the acceleration of its maturity (other than following the winding up or bankruptcy of the Company, but only if the maturity of the Securities has been accelerated) or the exercise of remedies prior to the date that is 91 days after the final maturity date of the Securities, (D) is not secured by a Lien on any assets of the Company or any of its Restricted Subsidiaries and is not Guaranteed by any Subsidiary of the Company, (E) is not transferable by the holder thereof except to the Company, (F) does not (including upon the happening of any event) restrict the payment of amounts due in respect of the Securities or compliance by the Company with its obligations under the Securities and the Indenture, and (G) is not (including upon the happening of any event) mandatorily convertible or exchangeable, or convertible or exchangeable at the option of the holder, in whole or in part, prior to the date that is 91 days after the final maturity date of the Securities other than into or for common equity of the Company, and

          (ii) is contractually subordinated (pursuant to a binding agreement with the Trustee for the benefit of the Holders) and junior in right of payment to the prior payment in full in cash of all obligations of the Company under the Securities and the Indenture (including principal, interest, and premium (if any)) such that (A) the Company shall make no payment in respect of such loan (whether in cash, securities or otherwise, except as permitted by clause (i) (B)) and may not acquire, purchase, prepay or redeem such loan, except as permitted by Section 4.04(a) until the prior payment in full in cash of all obligations in respect of the Securities and the Indenture, (B) upon any total or partial liquidation, dissolution or winding up of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, the Securityholders will be entitled to receive payment in full in cash of the obligations under the Indenture and the Securities before the holder of such loan will be entitled to receive any payment in respect of such loan, (C) such loan may not be amended such that it would cease to qualify as Qualified Subordinated Debt until the date that is 91 days after the prior payment in full in cash of all obligations in respect of the Securities and the Indenture, and (D) the holder of such loan shall assign any rights to vote, including by way of proxy, in a bankruptcy, insolvency or similar proceeding to the Trustee.

     "Redemption Price" has the meaning set forth in paragraph 5 of the Securities.

     "Reference Swap Transaction" means the transaction described in Exhibit C attached hereto.

     "Reference Swap Transaction Value" means, as of any day, (i) an amount (which may be positive or negative) determined in good faith on such day by The Chase Manhattan Bank to be the present mark-to-market value of the Reference Swap Transaction, based on its mid-market quotation for transactions on substantially the same terms as the Reference Swap Transaction, (ii) divided by the aggregate principal amount of all Securities outstanding on such day, expressed as a percentage. If the amount in clause (i) in the preceding sentence is (a) a positive number, it is subtracted from the Base Redemption Price or (b)
a negative number, it is added to the Base Redemption Price.   Mark-to-market
value shall be determined from the perspective of the Fixed Rate Payer (as defined in Exhibit C).

     "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

     "Refinancing Indebtedness" means Indebtedness that is Incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness of the Company or any Restricted Subsidiary existing on the date of this Indenture or Incurred in compliance with this Indenture including Indebtedness of the Company that Refinances Refinancing Indebtedness; provided, however, that (i) the Refinancing Indebtedness has a
              --------  -------
Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced, (iii) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being Refinanced (plus any premiums, accrued interest, fees and expenses) and (iv) if the Indebtedness being refinanced is subordinated in right of payment to the Securities, such Refinancing Indebtedness is subordinated in right of payment to the Securities at least to the same extent as the Indebtedness being Refinanced;

provided further, however, that Refinancing Indebtedness shall not include (x)
-------- -------  -------
Indebtedness of a Restricted Subsidiary that Refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Restricted Subsidiary that Refinances Indebtedness of an Unrestricted Subsidiary.

     "Related Business" means any business related, ancillary or complementary to the businesses of the Company and the Restricted Subsidiaries on the Closing Date.

     "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

     "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired by the Company or a Restricted Subsidiary whereby the Company or a Restricted Subsidiary transfers such property to a Person and the Company or such Restricted Subsidiary leases it from such Person, other than leases between the Company and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries.

     "SEC" means the Securities and Exchange Commission.

     "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien. "Secured Indebtedness" of a Subsidiary Guarantor has a correlative meaning.

     "Securities" means the Securities issued under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "S&P" means Standard & Poor's Ratings Service, a division of the McGraw Hill Companies, Inc., and its successors.

     "S&P Rating" means, as at any date, the financial strength rating of a specific Person or group of Persons as most recently published by S&P.

     "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

     "Strategic Investment" means an Investment in any Person (other than an Unrestricted Subsidiary of the Company) whose primary business is a Related Business and such Investment is determined in good faith by the Board of Directors (or senior officers of the Company to whom the Board of Directors has delegated the authority to make such a determination), whose determination shall be conclusive and evidenced by a Board resolution (or Officer's Certificate delivered to the Trustee), to promote or significantly benefit the business of the Company and its Restricted Subsidiaries on the date of such Investment.

     "Subordinated Loan Agreement" means the subordinated loan agreement dated as of the Closing Date among the Company, ACE Insurance, and the Trustee.

     "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the Closing Date or thereafter Incurred), including Qualified Subordinated Debt, that is subordinate or junior in right of payment to the Securities pursuant to a written agreement. "Subordinated Obligation" of a Subsidiary Guarantor has a correlative meaning.

     "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

     "Subsidiary Guarantee" means each Guarantee of the obligations with respect to the Securities issued by a Subsidiary of the Company pursuant to the terms of this Indenture.

     "Subsidiary Guarantor" means any Subsidiary that has issued a Subsidiary Guarantee. As of the date hereof, there are no Subsidiary Guarantors.

     "Temporary Cash Investments" means any of the following: (i) direct obligations of the United States of America or any agency thereof or obligations Guaranteed by the United States of America or any agency thereof maturing within 360 days of the date of acquisition thereof, (ii) time deposit accounts, certificates of deposit and money market deposits maturing within 360 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $50,000,000 (or the foreign currency equivalent thereof) and whose long-term debt is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities
Act), (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) commercial paper, maturing not more than 270 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (vi) investments in securities with maturities of 360 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or "A" by Moody's Investors Service, Inc. and (vi) funds that do not utilize Indebtedness in order to make investments and that invest solely in any of the Investments described in clauses (i) through (v) above.

     "Total Assets" means, at any time, the total Consolidated assets of the Company and its Restricted Subsidiaries at such time.

     "Trade Payables" means, with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

     "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

     "Trust Officer" means when used with respect to the Trustee any officer within the Corporate Trust Office, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer, Senior Trust Officer, Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

     "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

     "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however,
                                                           --------  -------
that either (A) the Subsidiary to be so designated has total consolidated assets of $1,000 or less or (B) if such Subsidiary has Consolidated assets greater than $1,000, then such designation would be permitted under Section 4.04. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such
            --------  -------
designation (x) the Company could Incur $1.00 of additional Indebtedness under
Section 4.03(a) and (y) no Default shall have occurred and be continuing. Any such designation of a Subsidiary as a Restricted Subsidiary or Unrestricted Subsidiary by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

     "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

     "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

     "Wholly Owned Subsidiary" means a Restricted Subsidiary of the Company all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

     SECTION 1.02.  Other Definitions.
                    -----------------

                                  Term                                       Defined in Section
                                  ----                                       ------------------
"Affiliate Transaction".................................................           4.07
"Bankruptcy Law"........................................................           6.01
"covenant defeasance option"............................................           8.01(b)
"Custodian".............................................................           6.01
"Definitive Securities".................................................           2.09
"Event of Default"......................................................           6.01
"legal defeasance option"...............................................           8.01(b)
"Legal Holiday".........................................................           11.08
"Offer".................................................................           4.06(b)
"Offer Amount"..........................................................           4.06(c)(2)
"Offer Period"..........................................................           4.06(c)(2)
"Notice of Default".....................................................           6.01
"Paying Agent"..........................................................           2.03
"protected purchaser"...................................................           2.07
"Registrar".............................................................           2.03
"Successor Company".....................................................           5.01

     SECTION 1.03.  Trust Indenture Act.  On the date hereof, the parties agree
                    -------------------
that this Indenture is not subject to the mandatory provisions of the TIA and that each provision of the TIA which imposes obligations on the Company under the TIA are not applicable.

     SECTION 1.04.  Rules of Construction.  Unless the context otherwise
                    ---------------------
requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4)  "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (7) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

          (8) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

                                   ARTICLE 2


                                THE SECURITIES
                                --------------

     SECTION 2.01.  Form and Dating.  Provisions relating to the Securities are
                    ---------------
set forth in Appendix A which is hereby incorporated in and expressly made a part of this Indenture. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company or any Subsidiary Guarantor is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The Securities shall be issuable only in registered form without interest coupons and only in denominations of $1,000 and integral multiples thereof.

     SECTION 2.02.  Execution and Authentication.  One or more Officers shall
                    ----------------------------
sign the Securities for the Company by manual or facsimile signature.

     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     The Trustee shall authenticate and make available for delivery Securities as set forth in Appendix A.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Any such appointment shall be evidenced by an instrument signed by a Trust Officer, a copy of which shall be furnished to the Company. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

     SECTION 2.03.  Registrar, Paying Agent and Calculation Agent.  The Company
                    ---------------------------------------------
shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent, and the term "Registrar" includes any co-registrars. The Company initially appoints the Trustee as (i) Registrar and Paying Agent in connection with the Securities and (ii) the Securities Custodian (as defined in Appendix A) with respect to any Global Securities (as defined in Appendix A).

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent and Calculation Agent not a party to this Indenture.
The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify in writing the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Calculation Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its domestically organized Wholly Owned Subsidiaries may act as Paying Agent or Registrar. Any Calculation Agent shall either be the Trustee or any U.S. bank, trust company or investment bank with combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

     The Company may remove any Registrar or Paying Agent upon written notice to such Registrar or Paying Agent and to the Trustee; provided, however, that no
                                                   --------  -------
such removal shall become effective until (1) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor Registrar or Paying Agent, as the case may be, and delivered to the Trustee or (2) notification to the Trustee that the Trustee shall serve as Registrar or Paying Agent until the appointment of a successor in accordance with clause (1) above. The Registrar, Paying Agent or Calculation Agent may resign at any time upon written notice; provided, however, that no such
                                        --------  -------
resignation shall become effective until (1) acceptance of an appointment by a successor as evidenced by an appropriate agreement entered into by the Company and such successor agent, as the case may be, and delivered to the Trustee or
(2) notification to the Trustee that the Trustee shall serve as Registrar, Paying Agent or Calculation Agent until the appointment of a successor in accordance with clause (1) above.

     SECTION 2.04.  Paying Agent To Hold Money in Trust.  Prior to each due date
                    -----------------------------------
of the principal and interest on any Security, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary is acting as Paying Agent, segregate and hold in trust for the benefit of the Persons entitled thereto) a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any Default by the Company in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

     SECTION 2.05.  Securityholder Lists.  The Trustee shall preserve in as
                    --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish, or cause the Registrar to furnish, to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     SECTION 2.06.  Transfer and Exchange.  The Securities shall be issued in
                    ---------------------
registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with Appendix A. When a Security is presented to the Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of
Section 8-401(a)(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed.

     Prior to the due presentation for registration of transfer of any Security, the Company, the Subsidiary Guarantors, the Trustee, the Paying Agent, and the Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, any Subsidiary Guarantor, the Trustee, the Paying Agent, or the Registrar shall be affected by notice to the contrary.

     Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by (i) the Holder of such Global Security (or its agent) or (ii) any Holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.

     All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

     SECTION 2.07.  Replacement Securities.  If a mutilated Security is
                    ----------------------
surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of
Section 8-405 of the Uniform Commercial Code are met, such that the Holder (i) satisfies the Company or the Trustee within a reasonable time after he has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (ii) makes such request to the Company or the Trustee prior to the Security being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a "protected purchaser") and (iii) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient, in their respective judgment, to protect the Company, the Trustee, the Paying Agent and the Registrar from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security. In the event any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company in its discretion may pay such Security instead of issuing a new Security in replacement thereof.

     Every replacement Security is an additional obligation of the Company.

     The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, destroyed or wrongfully taken Securities.

     SECTION 2.08.  Outstanding Securities.  Securities outstanding at any time
                    ----------------------
are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 11.06, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a protected purchaser.

     If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

     SECTION 2.09.  Temporary Securities.  In the event that Definitive
                    --------------------
Securities (as defined in Appendix A) are to be issued under the terms of this Indenture, until such Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive

Securities and deliver them in exchange for temporary Securities upon surrender of such temporary Securities at the office or agency of the Company, without charge to the Holder.

     SECTION 2.10.  Cancellation. The Company at any time may deliver Securities
                    ------------
to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver canceled Securities to the Company pursuant to written direction by an Officer. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation. The Trustee shall not authenticate Securities in place of canceled Securities other than pursuant to the terms of this Indenture.

     SECTION 2.11.  Defaulted Interest.  If the Company defaults in a payment of
                    ------------------
interest on the Securities, the Company shall pay the defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the Persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail or cause to be mailed to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

     SECTION 2.12.  CUSIP Numbers.  The Company in issuing the Securities may
                    -------------
use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided,
                                                                      --------
however, that any such notice may state that no representation is made as to the
-------
correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                   ARTICLE 3


                                  REDEMPTION
                                  ----------

     SECTION 3.01.  Notices to Trustee.  If the Company elects to redeem
                    ------------------
Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

     The Company shall give each notice to the Trustee provided for in this Section at least 60 days before the redemption date unless the Trustee consents to a shorter period (which consent shall not be unreasonably withheld). Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein. If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not fewer than 15 days after the date of notice to the Trustee. Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

     SECTION 3.02.  Selection of Securities To Be Redeemed.  If fewer than all
                    --------------------------------------
the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion shall deem to be fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     SECTION 3.03.  Notice of Redemption.  At least 10 days but not more than 60
                    --------------------
days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

     The notice shall identify the Securities to be redeemed and shall state:

          (1)  the redemption date;

          (2) the redemption price and the amount of accrued interest to the redemption date;

          (3)  the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and principal amounts of the particular Securities to be redeemed;

          (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

          (7) the CUSIP number, if any, printed on the Securities being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

     At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

     SECTION 3.04.  Effect of Notice of Redemption.  Once notice of redemption
                    ------------------------------
is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest, if any, to the redemption date; provided, however, that if the redemption date is after a regular record
      --------  -------
date and on or prior to the interest payment date, the accrued interest shall be payable to the Securityholder of the redeemed Securities registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     SECTION 3.05.  Deposit of Redemption Price.  Prior to 10:00 a.m. on the
                    ---------------------------
redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption that have been delivered by the Company to the Trustee for cancellation.

     SECTION 3.06.  Securities Redeemed in Part.  Upon surrender of a Security
                    ---------------------------
that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE 4


                                   COVENANTS
                                   ---------

     SECTION 4.01.  Payment of Securities.  The Company shall promptly pay the
                    ---------------------
principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

     The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

     SECTION 4.02.  Certain Reports and Certificates.  At any time while any
                    --------------------------------
Securities are outstanding:

     (a) Within 90 days after the end of each fiscal year, the Company shall provide to the Trustee and Securityholders a Consolidated balance sheet of the Company and the Restricted Subsidiaries as of the end of such fiscal year and the related Consolidated statements of income, stockholders' equity and cash flow of the Company and the Restricted Subsidiaries for such fiscal year, setting forth in each case in comparative form the Consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by (i) a report thereon of independent certified public accountants of recognized national standing selected by the Company stating that such Consolidated financial statements fairly present the Consolidated financial position of the Company and the Restricted Subsidiaries as of the date indicated and their results of operations and cash flows for the periods indicated in conformity with GAAP (except as otherwise stated therein) and that the examination by such accountants in connection with such Consolidated financial statements has been made in accordance with generally accepted auditing standards and (ii) a management's discussion and analysis of financial condition and results of operations substantially as would be required to be included in an annual report on Form 10-K if the Company were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

     (b) within 45 days after the end of each fiscal quarter (other than the last fiscal quarter of any fiscal year) the Company shall provide to the Trustee and Securityholders an unaudited Consolidated balance sheet of the Company and the Restricted Subsidiaries as of the end of such quarter and the related unaudited Consolidated statements of income, stockholders' equity and cash flow for such quarter and the portion of the fiscal year ended at the end of such quarter, setting forth in each case in comparative form the Consolidated figures for the corresponding periods of the prior fiscal year, all in reasonable detail and certified by the Company's chief financial officer as fairly presenting the Consolidated financial condition of the Company and the Restricted Subsidiaries as of the dates indicated, and their Consolidated results of operations and cash flows for the periods indicated, in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes;

     (c) The Company and the Subsidiary Guarantors shall furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act;

     (d) The Company shall deliver to the Trustee, the Calculation Agent and the Securityholders, no later than the 45th day following the last day of each fiscal quarter, a certificate signed by two Officers of the Company (the "Quarterly Certificate") in the form attached hereto as Exhibit D setting forth the following information: (i) the calculation of the Company's Indebtedness/Total Capital Ratio as of the last day of such preceding fiscal quarter, measured in accordance with GAAP on a Consolidated basis, (ii) the current S&P Rating or Moody's Rating for each ACE USA Insurance Group as of the date of such Quarterly Certificate, and (iii) based upon the calculation and rating set forth respectively in (i) and (ii) above, the applicable interest rate in effect for the next Pricing Period; and

     (e) If, following delivery of a Quarterly Certificate during any fiscal quarter pursuant to Section 4.02(d) and before the last day of such fiscal quarter, any ACE USA Insurance Group is notified of any change in its S&P Rating or Moody's Rating, the Company shall deliver to the Trustee, the Calculation Agent and the Securityholders a certificate signed by two Officers of the Company notifying the Trustee of such change in the S&P Rating or Moody's Rating for such ACE USA Insurance Group (the "Ratings Certificate"), which certificate shall be in the form of Exhibit E attached hereto and shall be delivered within 3 days of such ACE USA Insurance Group being notified by S&P or Moody's of the same. Such Ratings Certificate shall set forth the applicable interest rate in effect for the next Pricing Period taking into account such change in the S&P Rating or Moody's Rating.

     SECTION 4.03.  Limitation on Indebtedness.
                    --------------------------

     (a) The Company shall not, and shall not permit any Restricted Subsidiary to, Incur, directly or indirectly, any Indebtedness; provided, however, that the
                                                     --------  -------
Company may Incur Indebtedness if after giving pro forma effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Consolidated Coverage Ratio would be greater than 1.2 to 1.

     (b) Notwithstanding Section 4.03(a), the Company and its Restricted Subsidiaries may Incur the following Indebtedness:

          (i) working capital Indebtedness of the Company or any Restricted Subsidiary under any revolving credit facility in an aggregate principal amount not to exceed $10,000,000 at any time outstanding;

          (ii) Indebtedness of the Company owed to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owed to and held by the Company or any Restricted Subsidiary; provided, however, that (i) any
                                               --------  -------
     subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of any such Indebtedness (except to the Company or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the issuer thereof and
     (ii) if the Company is the obligor on such Indebtedness, such Indebtedness is expressly subordinated to the prior payment in full of all obligations with respect to the Securities;

          (iii) Indebtedness (A) represented by the Securities and the Subsidiary Guarantees (if any), (B) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (iii) (including Indebtedness Refinancing Refinancing Indebtedness) or Section 4.03(a) and (C) of the Company under the terms of the Subordinated Loan Agreement, as in effect on the date hereof (without regard to any amendments, supplements or other modifications not permitted by Section 4.17);

          (iv) (A) Indebtedness of a Restricted Subsidiary Incurred and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Subsidiary or was otherwise acquired by the Company); provided, however, that on the date
                                         --------  -------
     that such Restricted Subsidiary is acquired by the Company, the Company would have been able to Incur $1.00 of additional Indebtedness pursuant to
     Section 4.03(a) after giving effect to the Incurrence of such Indebtedness pursuant to this clause (iv) and (B) Refinancing Indebtedness Incurred by a Restricted Subsidiary in respect of Indebtedness Incurred by such Restricted Subsidiary pursuant to this clause (iv);

          (v) Indebtedness (A) of any Restricted Subsidiary evidenced by letters of credit or performance, surety or appeal bonds (and related reimbursement obligations) provided in the ordinary course of such Restricted Subsidiary's insurance and reinsurance business, and (B) under Interest Rate Agreements or Currency Agreements entered into for bona fide hedging purposes of the Company in the ordinary course of business; provided, however, that any such Interest Rate Agreements or Currency
     --------  -------
     Agreements do not increase the Indebtedness of the Company outstanding at any time other than as a result of fluctuations in interest rates or by reason of fees, indemnities and compensation payable thereunder;

          (vi) Purchase Money Indebtedness and Capitalized Lease Obligations, and Refinancing Indebtedness with respect thereto, in an aggregate principal amount not in excess of $3,000,000 at any time outstanding;

          (vii) Indebtedness of the Company (other than Indebtedness permitted to be Incurred pursuant to Section 4.03(a) or any other clause of this
     Section 4.03(b)) in an aggregate principal amount at any time outstanding not to exceed $3,000,000;

          (viii) Indebtedness of the Company, to the extent that the net proceeds thereof are promptly deposited to defease all of the Securities as provided in Article 8;

          (ix)(A) Guarantees of the Securities and (B) Guarantees of Indebtedness of the Company by any Restricted Subsidiary, in the case of
     (B) if the Restricted Subsidiary or the Company, respectively, is permitted to Incur such Indebtedness hereunder, provided that simultaneously with any such Guarantee of Indebtedness by any Restricted Subsidiary, a Subsidiary Guarantee shall be made to each Holder and to the Trustee in accordance with Section 4.11 and Article 10 hereof;

          (x)     Non-Recourse Debt of any Unrestricted Subsidiary; provided,
                                                                    --------
     however, that if any such Non-Recourse Debt ceases to be Non-Recourse Debt
     -------
     of an Unrestricted Subsidiary, such event shall be deemed to constitute an Incurrence of Indebtedness by a Restricted Subsidiary of the Company that was not permitted by this clause (x); and

          (xi)    Qualified Subordinated Debt of the Company; provided, however,
                                                              --------  -------
     that if any such Indebtedness ceases to be Qualified Subordinated Debt, such event shall be deemed to constitute an Incurrence of Indebtedness by the Company that was not permitted by this clause (xi).

     (c) Notwithstanding the foregoing, the Company shall not, and shall not permit any Restricted Subsidiary to Incur any Indebtedness pursuant to Section 4.03(b) above if the proceeds thereof are used, directly or indirectly, to repay, prepay, redeem, defease, retire, refund or refinance any Subordinated Obligations unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

     (d) Notwithstanding any other provision of this Section 4.03, the maximum amount of Indebtedness that the Company or any Restricted Subsidiary may Incur pursuant to this

Section shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rates of currencies. For purposes of determining the outstanding principal amount of any particular Indebtedness Incurred pursuant to this
Section 4.03, (i) Indebtedness permitted by this Section 4.03 need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section permitting such Indebtedness and (ii) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in this Section, the Company, in its sole discretion, shall classify such Indebtedness and only be required to include the amount of such Indebtedness in one of such clauses.

     SECTION 4.04.  Limitation on Restricted Payments.  (a) The Company shall
                    ---------------------------------
not, and shall not permit any Restricted Subsidiary, directly or indirectly, to
(i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving the Company) or similar payment to the direct or indirect holders of its Capital Stock except dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and except dividends or distributions payable to the Company or another Restricted Subsidiary (and, if such Restricted Subsidiary has shareholders other than the Company or other Restricted Subsidiaries, to its other shareholders on a pro rata basis), (ii) purchase, redeem, retire or otherwise acquire for value any Capital Stock of the Company or any Restricted Subsidiary held by Persons other than the Company or another Restricted Subsidiary (except in the case of the Company or any Restricted Subsidiary acquiring (1) all of the remaining Capital Stock of any Restricted Subsidiary listed on Schedule 4.04 not owned by the Company or any Restricted Subsidiary or (2) Capital Stock of a Restricted Subsidiary pursuant to an agreement listed on Schedule 4.04), (iii) purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations (other than Qualified Subordinated Debt) purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition), or
(iv) make any Investment (other than a Permitted Investment) in any Person (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Investment being herein referred to as a "Restricted Payment") if at the time the Company or such Restricted Subsidiary makes such Restricted Payment:

          (1) a Default shall have occurred and be continuing (or would result therefrom);

          (2) the Company could not Incur at least $1.00 of additional Indebtedness under Section 4.03(a); or

          (3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) declared or made subsequent to the Closing Date would exceed the sum of:

                (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter during which the Closing Date occurs to the end of the most recent fiscal quarter ending at least 45 days prior to the date of such Restricted Payment and for which financial statements are available (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit);

                (B) the aggregate Net Cash Proceeds received by the Company from the issue or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Closing Date (other than an issuance or sale to (x) a Subsidiary of the Company or (y) an employee stock ownership plan or other trust established by the Company or any of its Subsidiaries);

                (C) the amount by which Indebtedness of the Company or its Restricted Subsidiaries is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary of the Company subsequent to the Closing Date) of any Indebtedness of the Company or its Restricted Subsidiaries convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash or the fair market value of other property distributed by the Company or any Restricted Subsidiary upon such conversion or exchange); and

                (D) the amount equal to the net reduction in Investments in Unrestricted Subsidiaries resulting from (i) payments of dividends, repayments of the principal of loans or advances or other transfers of assets to the Company or any Restricted Subsidiary from Unrestricted Subsidiaries or (ii) the redesignation of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investment") not to exceed, in the case of any Unrestricted Subsidiary, the amount of Investments previously made by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary, which amount was included in the calculation of the amount of Restricted Payments.

     (b)  The provisions of Section 4.04(a) shall not prohibit:

          (i) any Restricted Payment made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary of the Company or an employee stock ownership plan or other trust established by the Company or any of its Subsidiaries); provided, however, that (A) such Restricted Payment shall be excluded in
     --------  -------
     the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale applied in the manner set forth in this clause (i) shall be excluded from the calculation of amounts under clause (3)(B) of
     Section 4.04(a);

          (ii) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations (other than Qualified Subordinated Debt) of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company that is permitted to be Incurred pursuant to Section 4.03; provided, however, that such purchase
                                        --------  -------
     repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments;

          (iii) any purchase or redemption of Subordinated Obligations (other than Qualified Subordinated Debt) from Net Available Cash to the extent permitted by Section 4.06; provided, however, that such purchase or
                                --------  -------
     redemption shall be excluded in the calculation of the amount of Restricted Payments;

          (iv) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with Section 4.04(a); provided, however, that such dividend shall be
                           --------  -------
     included (without duplication) in the calculation of the amount of Restricted Payments;

          (v) the repurchase or other acquisition of shares of, or options to purchase shares of, common stock of the Company or any of its Subsidiaries from employees, former employees, directors or former directors of the Company or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such common stock; provided, however, that the aggregate amount
                                  --------  -------
     of such repurchases shall not exceed $500,000 in any calendar year; provided further, however, that such repurchases and other acquisitions
     ----------------  -------
     shall be excluded in the calculation of the amount of Restricted Payments;
     or

          (vi) Restricted Payments in an aggregate amount not in excess of $5,000,000.

     SECTION 4.05.  Limitation on Restrictions on Distributions from Restricted
                    -----------------------------------------------------------
Subsidiaries.  The Company shall not, and shall not permit any Restricted
------------
Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Company, (ii) make any loans or advances to the Company or (iii) transfer any of its property or assets to the Company, except:

          (1) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Closing Date;

          (2) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Indebtedness Incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was otherwise acquired by the Company) and outstanding on such date;

          (3) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (1) or (2) of this Section 4.05 or this clause (3) or contained in any amendment to an agreement referred to in clause (1) or (2) of this
     Section 4.05 or this clause (3); provided, however, that the encumbrances
                                      --------  -------
     and restrictions contained in any such refinancing agreement or amendment are no less favorable to the Securityholders than the encumbrances and restrictions contained in such predecessor agreements;

          (4) in the case of clause (iii), any encumbrance or restriction (A) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, (B) that is or was created by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture or (C) contained in security agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements;

          (5) with respect to a Restricted Subsidiary, any restriction imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and

          (6) any encumbrance or restriction imposed after the Closing Date by any applicable insurance or any other law or regulation or imposed by order of or agreement with any governmental authority; provided, however, that
                                                      --------  -------
     the Company and its Subsidiaries have used all reasonable efforts to have any such order or agreement diminished or removed by the relevant governmental authority with authority to effect such diminishing or removal and to obtain any exemptive order from the relevant governmental authority with authority to issue, or effect the issuance of, such an exemptive order with respect to any such encumbrance or restriction to the extent such an exemptive order is reasonably suitable under applicable laws and regulations.

     SECTION 4.06.  Limitation on Sales of Assets and Subsidiary Stock.  (a) The
                    --------------------------------------------------
Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless (i) the Company or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the fair market value (as determined in good faith by the Company's Board of Directors) of the shares and assets subject to such Asset Disposition, (ii) at least 75% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash and (iii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be) (A) first, within 360 days after the later of the date of such
                 -----
Asset Disposition or the receipt of such Net Available Cash, to, at the Company's or such Restricted subsidiary's option, (1) prepay, repay, redeem or purchase unsubordinated Indebtedness of the Company or Indebtedness (other than any Disqualified Stock) of a Restricted Subsidiary (in each case other than Indebtedness owed to the Company or an Affiliate of the Company) or (2) reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary); (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clauses (A) and (B), to make an Offer to purchase Securities pursuant to and subject to the conditions of Section 4.06(b), provided, however, that if the Company elects (or is required by the
         --------  -------
terms of any unsubordinated Indebtedness), such Offer may be made ratably to purchase the Securities and other unsubordinated Indebtedness of the Company, and (C) third, to the extent of the balance of such Net Available Cash after
        -----
application in accordance with clauses (A), (B) and (C), to (x) acquire Additional Assets (other than Indebtedness and Capital Stock) or (y) prepay, repay or purchase Indebtedness of the Company (other than Indebtedness owed to an Affiliate of the Company and other than Disqualified Stock of the Company) or Indebtedness of any Restricted Subsidiary (other than Indebtedness owed to the Company or an Affiliate of the Company), in each case described in this clause
(C) within 450 days from the receipt of such Net Available Cash or, if the Company has made an Offer pursuant to Section 4.06(b), six months from the date such Offer is consummated; provided, however, that in connection with any
                           --------  -------
prepayment, repayment or purchase of Indebtedness pursuant to clause (A), (B) or
(C) above, the Company or such Restricted Subsidiary shall permanently retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this Section 4.06, the Company and the Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this Section 4.06(a) except to the extent that the aggregate Net Available Cash from all Asset Dispositions that is not applied in accordance with this Section 4.06(a) exceeds $10,000,000. For the purposes of this Section 4.06, the following are deemed to be cash: (x) the assumption of unsubordinated Indebtedness of the Company (other than Disqualified Stock of the Company) or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (y) securities received by the Company or any Restricted Subsidiary from the transferee that are converted by the Company or such Restricted Subsidiary into cash within 60 days of the issuance thereof.

     (b) In the event of an Asset Disposition that requires the purchase of Securities (and other unsubordinated Indebtedness) pursuant to Section 4.06(a)(iii)(B), the Company shall be required to purchase Securities (and other unsubordinated Indebtedness) tendered pursuant to an offer by the Company for the Securities (and other unsubordinated Indebtedness) (the "Offer") at a purchase price of 100% of their principal amount plus accrued and unpaid interest, if any, to the date of purchase in accordance with the procedures (including prorationing in the event of oversubscription) set forth in Section 4.06(c). If the aggregate purchase price of Securities (and other unsubordinated Indebtedness) tendered pursuant to the Offer is less than the Net Available Cash allotted to the purchase of the Securities (and other unsubordinated Indebtedness), the Company shall apply the remaining Net Available Cash in accordance with Section 4.06(a)(iii)(C). The Company shall not be required to make an Offer for Securities (and other unsubordinated Indebtedness) pursuant to this Section 4.06 if the Net Available Cash available therefor (after application of the proceeds as provided in clause (A) of Section 4.06(a)(iii)) is less than $2,500,000 for any particular Asset Disposition (which lesser amount shall be carried forward for purposes of determining whether an Offer is required with respect to the Net Available Cash from any subsequent Asset Disposition).

     (c) (1) Promptly, and in any event within 10 days after the Company becomes obligated to make an Offer, the Company shall be obligated to deliver to the Trustee and send, by first-class mail to each Holder, a written notice stating that the Holder may elect to have his Securities purchased by the Company either in whole or in part (subject to prorationing as hereinafter described in the event the Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date") and shall contain such information concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed decision (which at a minimum shall include (i) the most recent annual and quarterly financial statements and management's discussion and analysis of financial condition and results of operation required to be delivered to the Securityholders pursuant to Section 4.02, (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements, and (iii) if material, appropriate pro forma financial information) and all instructions and materials necessary to tender Securities pursuant to the Offer, together with the address referred to in clause (3).

          (2) Not later than the date upon which written notice of an Offer is delivered to the Trustee as provided above, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the amount of the Offer (the "Offer Amount"), (ii) the allocation of the Net Available Cash from the Asset Dispositions pursuant to which such Offer is being made and (iii) the compliance of such allocation with the provisions of Section 4.06(a). On such date, the Company shall also irrevocably deposit with the Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust) an amount equal to the Offer Amount to be invested in Temporary Cash Investments and to be held for payment in accordance with the provisions of this Section. Upon the expiration of the period for which the Offer remains open (the "Offer Period"), the Company shall deliver to the Trustee for cancellation the Securities or portions thereof that have been properly tendered to and are to be accepted by the Company. The Trustee (or the Paying Agent, if not the Trustee) shall, on the date of purchase, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Securities (and other unsubordinated Indebtedness) delivered by the Company to the Trustee is less than the Offer Amount applicable to the Securities (and other unsubordinated Indebtedness), the Trustee shall deliver the excess to the Company immediately after the expiration of the Offer Period for application in accordance with this Section 4.06.

          (3) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Purchase Date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered by the Holder for purchase and a statement that such Holder is withdrawing his election to have such Security purchased. If at the expiration of the Offer Period the aggregate principal amount of Securities (and other unsubordinated Indebtedness) included in the Offer surrendered by holders thereof exceeds the Offer Amount, the Company shall select the Securities (and other unsubordinated Indebtedness) to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities (and other unsubordinated Indebtedness) in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          (4) At the time the Company delivers Securities to the Trustee which are to be accepted for purchase, the Company shall also deliver an Officers' Certificate stating that such Securities are to be accepted by the Company pursuant to and in accordance with the terms of this Section. A Security shall be deemed to have been accepted for purchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

     (d) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

     SECTION 4.07.  Limitation on Transactions with Affiliates.
                    ------------------------------------------

     (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction (including, the purchase, sale, lease or exchange of any property employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") on terms (i) that are less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate, (ii) if such Affiliate Transaction involves an aggregate amount in excess of $3,000,000, (1) are set forth in writing and (2) have been approved by a majority of the members of the Board of Directors having no personal stake in such Affiliate Transaction and (iii) if such Affiliate Transaction involves an amount in excess of $15,000,000 have been determined by a nationally recognized appraisal or investment banking firm to be fair, from a financial standpoint, to the Company and its Restricted Subsidiaries; provided that clause (iii) shall not apply to reinsurance transactions with any Affiliate of the Company in the ordinary course of business.

     (b) The provisions of Section 4.07(a) shall not prohibit (i) any Restricted Payment permitted to be paid pursuant to Section 4.04, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors, (iii) the grant of stock options or similar rights to employees and directors of the Company pursuant to plans approved by the Board of Directors, (iv) loans or advances to employees in the ordinary course of business in accordance with past practices of the Company, (v) the payment of reasonable fees to directors of the Company and its Subsidiaries who are not employees of the Company or its Subsidiaries or
(vi) any transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

     SECTION 4.08.  Change of Control.
                    -----------------

     (a) Upon a Change of Control, each Holder shall have the right to require that the Company repurchase all or any part of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), in accordance with the terms contemplated in Section 4.08(b); provided, however, that notwithstanding the
                                 --------  -------
occurrence of a Change in Control, the Company shall not be obligated to purchase the Securities pursuant to this Section 4.08 in the event that it has exercised its right to redeem all the Securities under paragraph 5 of the Securities. In the event that at the time of such Change of Control the terms of any Bank Indebtedness restrict or prohibit the repurchase of Securities pursuant to this Section 4.08, then prior to the mailing of the notice to Holders provided for in Section 4.08(b) below but in any event within 30 days following any Change of Control, the Company shall (i) repay in full all Bank Indebtedness or offer to repay in full all Bank Indebtedness and repay the Bank Indebtedness of each lender who has accepted such offer or (ii) obtain the requisite consent under the agreements governing the Bank Indebtedness to permit the repurchase of the Securities as provided for in Section 4.08(b).

     (b) Within 30 days following any Change of Control (except as provided in the proviso to the first sentence of Section 4.08(a)), the Company shall mail a notice to each Holder with a copy to the Trustee (the "Change of Control Offer") stating:

          (1) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date);

          (2) the circumstances and relevant facts and financial information regarding such Change of Control;

          (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

          (4) the instructions determined by the Company, consistent with this Section, that a Holder must follow in order to have its Securities purchased.

     (c) Holders electing to have a Security purchased shall be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the purchase date. Holders shall be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the purchase date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased.

     (d) On the purchase date, all Securities purchased by the Company under this Section shall be delivered to the Trustee for cancellation, and the Company shall pay the purchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

     (e) Notwithstanding the foregoing provisions of this Section, the Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 4.08(b) applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

     (f) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

     SECTION 4.09.  Compliance Certificate.  The Company shall deliver to the
                    ----------------------
Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto.

     SECTION 4.10.  Further Instruments and Acts.  Upon request of the Trustee,
                    ----------------------------
the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 4.11.  Future Subsidiary Guarantors.  The Company shall cause each
                    ----------------------------
Restricted Subsidiary (other than a Subsidiary Guarantor) not to Guarantee any Indebtedness of the Company, unless such Restricted Subsidiary, simultaneously therewith, becomes a Subsidiary Guarantor, and executes and delivers to the Trustee a supplemental indenture substantially in the form of Exhibit B pursuant to which such Restricted Subsidiary will Guarantee payment of the Securities. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Subsidiary Guarantee of such Subsidiary Guarantor is a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms. Each Subsidiary Guarantee shall be limited to an amount not to exceed the maximum amount that can be Guaranteed by that Restricted Subsidiary without rendering the Subsidiary Guarantee, as it relates to such Restricted Subsidiary, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

     SECTION 4.12.  Limitation on Lines of Business.  The Company shall not, and
                    -------------------------------
shall not permit any Restricted Subsidiary to, engage in any business, other than a Related Business.

     SECTION 4.13.  Limitation on the Sale or Issuance of Capital Stock of
                    ------------------------------------------------------
Restricted Subsidiaries.  The Company shall not sell or otherwise dispose of any
-----------------------
shares of Capital Stock of a Restricted Subsidiary, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue or sell or otherwise dispose of any shares of its Capital Stock except: (i) to the Company or a Wholly Owned Subsidiary; (ii) if, immediately after giving effect to such issuance, sale or other disposition, neither the Company nor any of its Subsidiaries own any Capital Stock of such Restricted Subsidiary or (iii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect thereto would have been permitted to be made under Section 4.04 if made on the date of such issuance, sale or other disposition. The proceeds of any sale of such Capital Stock permitted hereby shall be treated as Net Available Cash from an Asset Disposition and shall be applied in accordance with Section 4.06.

     SECTION 4.14.  Limitation on Liens.  The Company shall not, and shall not
                    -------------------
permit any Restricted Subsidiary to, directly or indirectly, Incur or permit to exist any Lien of any nature whatsoever on any of its property or assets (including Capital Stock of a Restricted Subsidiary), whether owned at the Closing Date or thereafter acquired, other than Permitted Liens, without effectively providing that the Securities shall be secured equally and ratably with (or prior to) the obligations so secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured.

     SECTION 4.15.  Use of Proceeds.  On the Closing Date, the Company shall
                    ---------------
apply the net proceeds from the issuance of the Securities to the repayment of all amounts outstanding under the credit agreement dated as of December 11, 1997 among the Company, Parent, the Banks listed therein and Morgan Guaranty Trust Company of New York, as administrative agent, and J.P. Morgan Securities, Inc. and Mellon Bank N.A. acting as co-arrangers.

     SECTION 4.16.  Financial Strength Rating.  The Company shall cause the ACE
                    --------------------------
USA Insurance Group to maintain at all times either a S&P Rating or a Moody's Rating.

     SECTION 4.17.  Maintenance of Subordinated Loan Agreement.  (a)  The
                    -------------------------------------------
Company shall maintain in full force and effect at all times the Subordinated Loan Agreement, and shall not amend, supplement or otherwise modify (i) Section 2 of the Subordinated Loan Agreement or (ii) any other provision of the Subordinated Loan Agreement in any manner that has the effect of decreasing the amount of the Commitment (as defined in the Subordinated Loan Agreement), increasing the interest rate or cash payment portion of the interest, changing the terms of subordination, advancing the time for payment of any payment owing under the Subordinated Loan Agreement including without limitation any principal or interest due thereunder, shortening the term of the Commitment or the Subordinated Loan Agreement or is otherwise adverse to Securityholders in any material respect.

     (b) The Company shall not make any payment of principal of or interest on any loans under the Subordinated Loan Agreement, except as permitted by Section 4 thereof.

                                   ARTICLE 5

                            Successor Company, Etc.
                            -----------------------

     SECTION 5.01.  When Company and Subsidiary Guarantors May Merge or Transfer
                    ------------------------------------------------------------
Assets.
------

     (a) The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless:

          (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

          (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Restricted Subsidiary as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

          (iii) immediately after giving effect to such transaction, the Successor Company would be able to Incur an additional $1.00 of Indebtedness pursuant to Section 4.03(a);

          (iv) immediately after giving effect to such transaction, the Successor Company shall have Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company immediately prior to such transaction; and

          (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

     The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease of all or substantially all its assets shall not be released from the obligation to pay the principal of and interest on the Securities.

     (b) The Company shall not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or series of transactions, all or substantially all of its assets to any Person unless: (i) the resulting, surviving or transferee Person (if not such Subsidiary Guarantor) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any State hereof or the District of Columbia, and such Person shall expressly assume, by an amendment to this Indenture, in a form acceptable to the Trustee, all the obligations of such Subsidiary Guarantor, if any, under its Subsidiary Guarantee; (ii) immediately after giving effect to such transaction or transactions on a pro forma basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and (iii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such amendment to this Indenture, if any, complies with this Indenture.

     (c) Notwithstanding the foregoing clauses (iii) and (iv) of paragraph (a) above, (i) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company and (ii) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits.

                                   ARTICLE 6


                             Defaults And Remedies
                             ---------------------

     SECTION 6.01.  Events of Default.  An "Event of Default" occurs if:
                    -----------------

          (1) the Company defaults in any payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

          (2) the Company (i) defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration or otherwise, or (ii) fails to redeem or purchase Securities when required pursuant to this Indenture or the Securities;

          (3)  the Company or any Subsidiary Guarantor fails to comply with
     Section 5.01;

          (4)  the Company or any Subsidiary Guarantor fails to comply with
     Section 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.11, 4.12, 4.13, 4.14,
     4.15 or 4.17 (other than a failure to purchase Securities when required under Section 4.06 or 4.08) and such failure continues for 30 days after the notice specified below;

          (5) the Company or any Subsidiary Guarantor fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (1), (2), (3) or (4) above) and such failure continues for 60 days after the notice specified below;

          (6) Indebtedness of the Company or any Restricted Subsidiary is not paid within any applicable grace period after final maturity or the acceleration by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $10.0 million or its foreign currency equivalent at the time and such failure continues for 10 days after the notice specified below;

          (7) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency;

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any Restricted Subsidiary in an involuntary case;

               (B) appoints a Custodian of the Company or any Restricted Subsidiary or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company or any Restricted Subsidiary;

or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days;

          (9) any judgment or decree for the payment of money in excess of $10.0 million or its foreign currency equivalent at the time is entered against the Company or any Restricted Subsidiary and is not discharged, waived or stayed and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (B) there is a period of 60 days following the entry of such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed;

          (10) any Subsidiary Guarantee shall cease to be in full force and effect (except as contemplated by the terms thereof) or any Subsidiary Guarantor or Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm its obligations under this Indenture or any Subsidiary Guarantee and such Default continues for 10 days after the notice specified below; or

          (11) any failure of the Company to comply with its covenants and obligations under the Subordinated Loan Agreement and such failure continues for 30 days after the notice specified below.

     The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

     The term "Bankruptcy Law" means Title 11, United States Code, or any
                                               ------------------
similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

     A Default under clause (4), (5), (6) or (11) above is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default" (a "Notice of Default"). Upon receipt by the Trustee of written notice of a Default under clause (4), (5), (6) or (11) above from the Company or any Securityholder, or upon any Trust Officer obtaining actual knowledge of such event, the Trustee shall send a Notice of Default to the Company.

     The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (3), (7) or (8) and any event which with the giving of notice or the lapse of time would become an Event of Default under any other clause of this Section 6.01, its status and what action the Company is taking or proposes to take with respect thereto.

     SECTION 6.02.  Acceleration.  If an Event of Default (other than an Event
                    ------------
of Default specified in Section 6.01(7) or (8) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Securities by notice to the Company, may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(7) or (8) with respect to the Company occurs, the principal of and interest on all the Securities shall ipso facto become and be
                                                      ---- -----
immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in principal amount of the Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     SECTION 6.03.  Other Remedies.  If an Event of Default occurs and is
                    --------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture. In addition, if an Event of Default occurs and is continuing, the Trustee will, unless otherwise directed by written request by the Holders of a majority in principal amount of the outstanding Securities, request subordinated loans to made by the lender under the Subordinated Loan Agreement to be applied as specified in Section 6.10.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     SECTION 6.04.  Waiver of Past Defaults.  The Holders of a majority in
                    -----------------------
principal amount of the Securities by notice to the Trustee may waive an existing Default and its consequences except (i) a Default in the payment of the principal of or interest on a Security, (ii) a Default arising from the failure to redeem or purchase any Security when required pursuant to the terms of this Indenture or (iii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Securityholder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

     SECTION 6.05.  Control by Majority.  The Holders of a majority in principal
                    -------------------
amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee or any Trust Officer determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed
           --------  -------
proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

     SECTION 6.06.  Limitation on Suits.  Except to enforce the right to receive
                    -------------------
payment of principal, premium (if any) or interest when due, no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

     SECTION 6.07.  Rights of Holders to Receive Payment.  Notwithstanding any
                    ------------------------------------
other provision of this Indenture, the right of any Holder to receive payment of principal of and liquidated damages and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 6.08.  Collection Suit by Trustee.  If an Event of Default
                    --------------------------
specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

     SECTION 6.09.  Trustee May File Proofs of Claim.  The Trustee may file such
                    --------------------------------
proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, any Subsidiary or Subsidiary Guarantor, their creditors or their property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

     SECTION 6.10.  Priorities.  If the Trustee collects any money or property
                    ----------
pursuant to this Article 6, it shall pay out the money or property in the following order:

          FIRST:  to the Trustee for amounts due under Section 7.07;

          SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, and any liquidated damages without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, any liquidated damages and interest, respectively; and

          THIRD:  to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and amount to be paid.

     SECTION 6.11.  Undertaking for Costs.  In any suit for the enforcement of
                    ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities.

     SECTION 6.12.  Waiver of Stay or Extension Laws.  Neither the Company nor
                    --------------------------------
any Subsidiary Guarantor (to the extent it may lawfully do so) shall at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Subsidiary Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7


                                    Trustee
                                    -------

     SECTION 7.01.  Duties of Trustee.  (a) If an Event of Default has occurred
                    -----------------
and is continuing of which a Trust Officer has actual knowledge, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b)  Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b)and (c) of this Section.

     (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

     (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     (i) In the event that the Trustee is also acting as Calculation Agent, Paying Agent, Transfer Agent, Registrar or Securities Custodian hereunder, the protections of this Article 7 shall also be afforded to the Paying Agent, Transfer Agent, Registrar or Securities Custodian hereunder.

     SECTION 7.02.  Rights of Trustee.
                    -----------------

     (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require and shall be entitled to receive an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties either directly or by or through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian or nominee appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute
        --------  -------
willful misconduct or negligence.

     (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document unless requested in writing to do so by the Holders of not less than a majority in principal amount of the Securities at the time outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

     (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the cost, expenses (including reasonable legal fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction.

     (h) The Trustee shall not be charged with knowledge of an Event of Default unless a Trust Officer obtains actual knowledge of such event or the Trustee receives written notice of such event from the Company or any Securityholder.

     SECTION 7.03.  Individual Rights of Trustee.  The Trustee in its individual
                    ----------------------------
or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections
7.10 and 7.11.

     SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be responsible
                    --------------------
for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication. The Trustee shall have no obligation or liability on respect of monitoring the compliance by the Company of the provisions of this Indenture.

     SECTION 7.05.  Notice of Defaults.  If a Default occurs and is continuing
                    ------------------
and if it is actually known to any Trust Officer or the Trustee has received written notice of such event from the Company or any Securityholder, the Trustee shall mail to each Securityholder notice of the Default within the earlier of 90 days after it occurs or 30 days after it is known to a Trust Officer or the receipt of such notice, as the case may be. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

     SECTION 7.06.  Reports by Trustee to Holders.  As promptly as practicable
                    -----------------------------
after receipt, the Trustee shall mail to each Securityholder a copy of any Quarterly Certificate or Ratings Certificate which has been received by the Trustee.

     SECTION 7.07.  Compensation and Indemnity.  The Company shall pay to the
                    --------------------------
Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company and each Subsidiary Guarantor, jointly and severally shall indemnify the Trustee against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by or in connection with the administration of this trust and the performance of its their duties hereunder. The Trustee shall notify the Company of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof, provided, however,
                                                            --------  -------
that any failure so to notify the Company shall not relieve the Company or any Subsidiary Guarantor of its indemnity obligations hereunder. The Company shall defend the claim and the indemnified party shall provide reasonable cooperation at the Company's expense in the defense. Such indemnified parties may have separate counsel and the Company and the Subsidiary Guarantors, as applicable shall pay the reasonable fees and expenses of such counsel; provided, however,
                                                            --------  -------
that the Company shall not be required to pay such fees and expenses if it assumes such indemnified parties' defense and, in such indemnified parties' reasonable judgment, there is no conflict of interest between the Company and the Subsidiary Guarantors, as applicable, and such parties in connection with such defense. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party (including the Trustee) through such party's own willful misconduct, negligence or bad faith.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest and any liquidated damages on particular Securities.

     The Company's payment obligations pursuant to this Section shall survive the satisfaction or discharge of this Indenture, any rejection or termination of this Indenture under any bankruptcy law or the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(7) or (8) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

     SECTION 7.08.  Replacement of Trustee.  The Trustee may resign at any time
                    ----------------------
by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;

          (2)  the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.07.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

     SECTION 7.09.  Successor Trustee by Merger.  If the Trustee consolidates
                    ---------------------------
with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

     SECTION 7.10.  Eligibility; Disqualification.  Notwithstanding that the TIA
                    -----------------------------
does not apply to this Indenture, the Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. Notwithstanding that the TIA does not apply to this Indenture, the Trustee shall comply with TIA Section 310(b); provided, however,
                                                             --------  -------
that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     SECTION 7.11.  Preferential Collection of Claims Against Company
                    -------------------------------------------------
Notwithstanding that the TIA does not apply to this Indenture, the Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated.

                                   ARTICLE 8


                      Discharge of Indenture; Defeasance
                      ----------------------------------

     SECTION 8.01.  Discharge of Liability on Securities; Defeasance.  (a) When
                    ------------------------------------------------
(i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.08) for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof, and the Company irrevocably deposits with the Trustee funds or U.S. Government Obligations on which payment of principal and interest when due will be sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.08), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.01(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent to such satisfaction and discharge have been complied with and at the cost and expense of the Company.

     (b) Subject to Sections 8.01(c) and 8.02, the Company at any time may terminate (i) all of its and any Subsidiary Guarantor's obligations under the Securities, the Subsidiary Guarantee and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, and 4.17 and the
operation of Section 5.01(a)(iii), 5.01(a)(iv), 6.01(4), 6.01(6), 6.01(7) (with respect to Subsidiaries of the Company only), 6.01(8) (with respect to Subsidiaries of the Company only), 6.01(9), 6.01(10) and 6.01(11) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. In the event that the Company terminates all of its obligations under the Securities and this Indenture by exercising its legal defeasance option, the obligations under the Subsidiary Guarantees shall each be terminated simultaneously with the termination of such obligations.

     If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.01(4), 6.01(6), 6.01(7) (with respect to Subsidiaries of the Company only), 6.01(8) (with respect to Subsidiaries of the Company only), 6.01(9), 6.01(10) and 6.01(11) or because of the failure of the Company to comply with clauses (iii) and (iv) of Section 5.01 (a).

     Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

     (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 7.07, 7.08 and in this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

     SECTION 8.02.  Conditions to Defeasance.  The Company may exercise its
                    ------------------------
legal defeasance option or its covenant defeasance option only if:

          (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal, premium (if any) and interest on the Securities to maturity or redemption, as the case may be;

          (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

          (3) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.01(7) or (8) with respect to the Company occurs which is continuing at the end of the period;

          (4) the deposit does not constitute a default under any other agreement binding on the Company;

          (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

          (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

     Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

     SECTION 8.03.  Application of Trust Money.  The Trustee shall hold in trust
                    --------------------------
money or U.S. Government Obligations deposited with it pursuant to this Article
8. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

     SECTION 8.04.  Repayment to Company.  The Trustee and the Paying Agent
                    --------------------
shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

     SECTION 8.05.  Indemnity for Government Obligations.  The Company shall pay
                    ------------------------------------
and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

     SECTION 8.06.  Reinstatement.  If the Trustee or Paying Agent is unable to
                    -------------
apply any money or U.S. Government Obligations in accordance with this Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Subsidiary Guarantors' obligations under this Indenture, the Subsidiary Guarantee and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 8; provided,
                                                               --------
however, that, if the Company has made any payment of interest on or principal
-------
of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 9


                                   Amendments
                                   ----------

     SECTION 9.01.  Without Consent of Holders.  The Company, the Subsidiary
                    --------------------------
Guarantors and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

               (1)  to cure any ambiguity, omission, defect or inconsistency;

               (2)  to comply with Article 5;

               (3) to provide for uncertificated Securities in addition to or in place of certif icated Securities; provided, however, that the
                                           --------  -------
     uncertificated Securities are issued in registered form for purposes of
     Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

               (4) to enter into a supplemental indenture substantially in the form of Exhibit B hereto, add additional Guarantees with respect to the Securities or to secure the Securities;

               (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

               (6) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA; or

               (7) to make any change that does not adversely affect the rights of any Securityholder.

     After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

     SECTION 9.02.  With Consent of Holders.  The Company, the Subsidiary
                    -----------------------
Guarantors and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder affected, an amendment may not:

           (1) reduce the amount of Securities whose Holders must consent to an amendment;

           (2) reduce the rate of or extend the time for payment of interest or any liquidated damages on any Security;

           (3) reduce the principal of or extend the Stated Maturity of any Security;

           (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may be redeemed in accordance with Article 3;

           (5) make any Security payable in money other than that stated in the Security;

           (6) make any change in Section 6.04 or 6.07 or the second sentence of this Section 9.02; or

           (7) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of any Subsidiary Guarantor for the due and punctual payment of the principal of or interest on the Securities.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

     SECTION 9.03.  Revocation and Effect of Consents and Waivers.  A consent to
                    ---------------------------------------------
an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective once both (i) the requisite number of consents have been received by the Company or the Trustee and (ii) such amendment or waiver has been executed by the Company and the Trustee.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

     SECTION 9.04.  Notation on or Exchange of Securities.  If an amendment
                    -------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

     SECTION 9.06.  Trustee to Sign Amendments.  The Trustee shall sign any
                    --------------------------
amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that (a) such amendment is authorized or permitted by this Indenture, (b) all conditions precedent to such amendment have been complied with, (c) in the case of amendment pursuant to Section 9.01 hereof that such amendment will not adversely affect the rights of any Holders, and (d) that such amendment is the legal, valid and binding obligation of the Company and the Subsidiary Guarantors enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof.

     SECTION 9.06.  Payment for Consent.  Neither the Company nor any Affiliate
                    -------------------
of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 10


                             Subsidiary Guarantees
                             ---------------------

    [Intentionally omitted unless and until added pursuant to a supplemental indenture substantially in the form of Exhibit B]

                                   ARTICLE 11


                                 Miscellaneous
                                 -------------

     SECTION 11.01.  Trust Indenture Act Controls  [Intentionally Omitted.]
                     ----------------------------

     SECTION 11.02.  Notices.  Any notice, direction, order, demand or
                     -------
communication shall be in writing and delivered in person or mailed by first-class mail or courier addressed as follows:

                   if to the Company:
                         ACE US Holdings, Inc.
                         Six Concourse Parkway
                         Suite 2500
                         Atlanta, Georgia  30328
                         Attn: Chief Financial Officer

                   if to the Trustee, the address set forth in the definition of Corporate Trust Office.


     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.
If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 11.03.  Communication by Holders with Other Holders.  Whether or
                     -------------------------------------------
not this Indenture is subject to the TIA, (a) Securityholders may communicate pursuant to TIA (S) 311(b) with other Securityholders with respect to their rights under this Indenture or the Securities, and (b) the Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 311(c).

     SECTION 11.04.  Certificate and Opinion as to Conditions Precedent.  Upon
                     --------------------------------------------------
any written request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 11.05.  Statements Required in Certificate or Opinion.  Each
                     ---------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

     SECTION 11.06.  When Securities Disregarded.  In determining whether the
                     ---------------------------
Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Subsidiary Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary Guarantor shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

     SECTION 11.07.  Rules by Trustee, Paying Agent, Registrar and Calculation
                     ---------------------------------------------------------
Agent.  The Trustee may make reasonable rules for action by or a meeting of
-----
Securityholders. The Registrar, the Paying Agent and the Calculation Agent may make reasonable rules for their functions.

     SECTION 11.08.  Legal Holidays.  A "Legal Holiday" is a Saturday, a Sunday
                     --------------
or a day on which banking institutions are not required to be open in the State of New York, United States of

America or London, United Kingdom. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

     SECTION 11.09.  Governing Law.  THIS INDENTURE AND THE SECURITIES SHALL BE
                     -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAWS).

     SECTION 11.10.  NO RECOURSE AGAINST OTHERS.  A director, officer, employee
                     --------------------------
or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

     SECTION 11.11.  Successors.  All agreements of the Company and each
                     ----------
Subsidiary Guarantor in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 11.12.  Multiple Originals.  The parties may sign any number of
                     ------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     SECTION 11.13.  Table of Contents; Headings.  The table of contents, cross-
                     ---------------------------
reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                              ACE US HOLDINGS, INC.


                              by ________________________
                                 Name:
                                 Title:

                              UNITED STATES TRUST COMPANY OF
                              NEW YORK, as Trustee


                              by ________________________
                                 Name:
                                 Title:

                                                                      APPENDIX A

                       PROVISIONS RELATING TO SECURITIES
                       ---------------------------------

1.0  Definitions

     1.1  Definitions

     For the purposes of this Appendix A the following terms shall have the meanings indicated below:

          "Definitive Security" means a certificated Security (bearing the Restricted Securities Legend if the transfer of such Security is restricted by applicable law) that does not include the Global Securities Legend.

          "Depositary" means The Depository Trust Company, its nominees and their respective successors.

          "Global Securities Legend" means the legend set forth under that caption in Exhibit A to this Indenture.

          "Initial Purchaser" means Woodbourne LLC.

          "Purchase Agreement" means the Purchase Agreement dated October 27, 1998, among the Company and the Initial Purchaser

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "Restricted Securities Legend" means the legend set forth in Section 2.3(e)(i) herein.

          "Rule 501" means Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.

          "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the Restricted Securities Legend.

     1.2  Other Definitions
          -----------------

          Term:                                      Defined in Section:
          -----                                      -------------------

          "Agent Members".................................... 2.1(b)

          "Global Security".................................. 2.1(a)

2.0  The Securities
     --------------

     2.1  Form and Dating
          ---------------

     The Securities issued on the date hereof will be offered and sold to the Initial Purchaser by the Company pursuant to the Purchase Agreement. Notwithstanding anything herein to the contrary, the Initial Purchaser may resell the Securities from time to time after the Closing Date only to QIBS in reliance on Rule 144A, unless the Company otherwise agrees.

          (a) Definitive Securities.  The Securities shall be issued initially
              ---------------------
in the form of one or more Definitive Securities in fully registered form without interest coupons.

          (b) Global Securities.  At the request and option of the Holder of a
              -----------------
Definitive Security, the Securities may be exchanged for one or more permanent global Securities in definitive, fully registered form (collectively, the "Global Security") without interest coupons and bearing the Global Securities Legend and Restricted Securities Legend, which shall be deposited on behalf of the Holders of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.
Except as provided in Section 2.3 or 2.4, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

          (c) Book-Entry Provisions.  This Section 2.1(c) shall apply only to a
              ---------------------
Global Security deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as Securities Custodian.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent

Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

     2.2  Authentication.  The Trustee shall authenticate and make available for
          --------------
delivery, upon a written order of the Company signed by two Officers, Securities for original issue on the date hereof in an aggregate principal amount of $250,000,000. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $250,000,000.

     2.3  Transfer and Exchange.  (a) Transfer and Exchange of Definitive
          ---------------------       -----------------------------------
Securities.  When Definitive Securities are presented to the Registrar with a
----------
request:

          (x)  to register the transfer of such Definitive Securities; or

          (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however,
                                                          --------  -------
that the Definitive Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) are accompanied by the following additional information and documents, as applicable:

               (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Security); or

               (B) if such Definitive Securities are being transferred to the Company, a certification to that effect (in the form set forth on the reverse side of the Security); or

               (C) if such Definitive Securities are being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or in reliance upon another exemption from the registration requirements of the Securities Act, (i) a certification to that effect (in the form set forth on the reverse side of the Security) and (ii) except if such certification states that such transfer is being made pursuant to Rule 144A, if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

          (b)  Restrictions on Transfer of a Definitive Security for a
               -------------------------------------------------------
Beneficial Interest in a Global Security. A Definitive Security may not be
----------------------------------------
exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with:

               (i) certification (in the form set forth on the reverse side of the Security) that such Definitive Security is being exchanged for a Global Security by or transferred to a QIB in accordance with Rule 144A; and

               (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Definitive Security so canceled. If no Global Securities are then outstanding and the Global Security has not been previously exchanged for certificated securities pursuant to Section 2.4, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

          (c)  Transfer and Exchange of Global Securities.
               ------------------------------------------

               (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred.

               (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

               (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Securities intended to ensure that such transfers comply with Rule 144A or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

          (e)  Legend.
               ------

               (i) Except as permitted by the following paragraphs (ii), (iii) or (iv), each Security certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

               THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR

          ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY,
          (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE INITIAL PURCHASER (AS DEFINED IN THE INDENTURE) MAY TRANSFER THIS SECURITY ONLY PURSUANT TO CLAUSE (C), UNLESS THE COMPANY OTHERWISE AGREES. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Security shall bear the following additional legend:

          "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING
          RESTRICTIONS."

               (ii) Upon any sale or transfer of a Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

               (iii) Upon the lapsing of the two-year period under Rule 144(k) of a Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above.

          (f) Cancellation or Adjustment of Global Security.  At such time as
              ---------------------------------------------
all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

          (g) Obligations with Respect to Transfers and Exchanges of Securities.
              -----------------------------------------------------------------

              (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Registrar's request.

              (ii) No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.06, 4.06,
          4.08 and 9.05 of this Indenture).

              (iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

              (iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (h)  No Obligation of the Trustee.
               ----------------------------

               (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

               (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     2.4  Definitive Securities
          ---------------------

          (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

          (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security in the form of a Definitive Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.3(e), bear the Restricted Securities Legend.

          (c) Subject to the provisions of Section 2.4(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent

Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (d)  In the event of the occurrence of any of the events specified in
Section 2.4(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.

                                                                       EXHIBIT A

                           FORM OF FACE OF SECURITY

                   [Global Securities Legend, if applicable]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                 [Restricted Securities Legend, if applicable]

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY

BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
(D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE INITIAL PURCHASER (AS DEFINED IN THE INDENTURE) MAY TRANSFER THIS SECURITY ONLY PURSUANT TO CLAUSE (C), UNLESS THE COMPANY OTHERWISE AGREES. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Definitive Security shall bear the following additional legend:

"IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

No.                                                                  $__________

                     CREDIT SENSITIVE SENIOR NOTE DUE 2008

                                                                 CUSIP No. _____

     ACE US Holdings, Inc., a Delaware corporation, promises to pay to ___________, or registered assigns, the principal sum of _______________ Dollars [listed on the Schedule of Increases or Decreases in Global Security attached hereto]/1/ on October 1, 2008.

     Interest Payment Dates:  April 1 and October 1.

     Record Dates:  March 15 and September 15.

     Additional provisions of this Security are set forth on the other side of this Security.

__________________

/1/ Use the Schedule of Increases and Decreases language if Security is in Global Form.

     IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

                              ACE US HOLDINGS, INC.,

                              by


                                    _______________________________________
                                    Name:
                                    Title:

                              by


                                    _______________________________________
                                    Name:
                                    Title:


Dated:

TRUSTEE'S CERTIFICATE OF
    AUTHENTICATION

UNITED STATES TRUST COMPANY OF
NEW YORK,

     as Trustee, certifies
     that this is one of
     the Securities referred
     to in the Indenture.


By:__________________________________
   Authorized Signatory

                       FORM OF REVERSE SIDE OF SECURITY

                     CREDIT SENSITIVE SENIOR NOTE DUE 2008

1.   Interest
     --------

     ACE US Holdings, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum equal to the rate set forth below in the applicable row under the applicable column for each Pricing Period:

============================================================================================================
  INDEBTEDNESS/TOTAL CAPITAL            S&P RATING HIGHER THAN OR            S&P Rating lower than "A-"
 RATIO OF THE COMPANY AS OF                    EQUAL TO "A-"                            OR
   THE END OF THE SECOND                            OR                       MOODY'S RATING LOWER THAN
  PRECEDING PRICING PERIOD              MOODY'S RATING HIGHER THAN                     "A3",
                                             OR EQUAL TO "A3",             EACH AS OF THE LAST DAY OF THE
                                      EACH AS OF THE LAST DAY OF THE        IMMEDIATELY PRECEDING PRICING
                                          IMMEDIATELY PRECEDING                       PERIOD
                                              PRICING PERIOD
------------------------------------------------------------------------------------------------------------
Less than 50%                                     8.13%                              8.63%
------------------------------------------------------------------------------------------------------------

Greater than or equal to 50%                      8.63%                              9.13%
 and less than 80%
------------------------------------------------------------------------------------------------------------

Greater than or equal to 80%                      9.13%                              9.63%
============================================================================================================

     For purposes of determining the interest rate applicable under the chart above, in the event that any ACE USA Insurance Group is rated by both S&P and Moody's, then the lower of the S&P Rating or the Moody's Rating will apply. In the event that more than one ACE USA Insurance Group is rated by S&P and/or Moody's, then the lowest rating received by any such ACE USA Insurance Group will apply.

     "Pricing Period" means any period from and including the first day of a fiscal quarter to and including the last day of such fiscal quarter.

     The applicable row and applicable column for calculating the interest rate in effect for each Pricing Period will be determined by the Calculation Agent according to (i) the actual Indebtedness/Total Capital Ratio of the Company as of the end of the second preceding Pricing Period, as set forth in the Quarterly Certificate required to be delivered pursuant to Section 4.02(d) of the Indenture during the immediately preceding Pricing Period, and (ii) the S&P Rating or Moody's Rating as of the last day of the immediately preceding Pricing Period, which shall be determined based upon the ratings set forth in such Quarterly Certificate or, if delivered after such Quarterly Certificate, the last Rating Certificate delivered during such immediately preceding Pricing Period. The Calculation Agent may assume that the ratings as of the last day of any Pricing Period are equal to those set forth in the Quarterly Certificate or in the most recent Rating Certificate delivered during such period, as the case may be.

     Notwithstanding the foregoing, (i) the interest rate applicable during the period from the Closing Date until the end of the Pricing Period during which the Closing Date occurs shall be equal to 8.63% per annum, and (ii) if no Quarterly Certificate is delivered to the Trustee during any Pricing Period showing the Indebtedness/Total Capital Ratio of the Company and either the S&P Rating or Moody's Rating for the ACE USA Insurance Group, the interest rate applicable during the immediately succeeding Pricing Period shall be equal to that rate set forth in the box corresponding to the row for Indebtedness/Total Capital Ratio greater than or equal to 80% and the column corresponding to the S&P Rating less than "A-" or the Moody's Rating less than "A3".

     In the absence of manifest error, all calculations made by the Calculation Agent shall be conclusive for all purposes and binding on the Company, the Subsidiary Guarantor and the Securityholders. The Calculation Agent shall cause the applicable rate of interest determined by it to be notified to the Paying Agent as soon as practicable after such determination, but in no event later than the second Business Day of each Calculation Period. Upon request of any Securityholder, the Calculation Agent shall provide the interest rate in effect with respect to the Securities from time to time.

     The Company shall pay interest semiannually on April 1 and October 1 of each year, commencing April 1, 1999. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Closing Date. Interest shall be computed on the basis of a 360-day year of twelve 30-day months; accordingly, interest for each Pricing Period shall be computed on the basis of three 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.   Method of Payment
     -----------------

     The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the March 15 or September 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, liquidated damages and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, liquidated damages and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest), by mailing a check to the registered address of each Holder thereof; provided, however, that
                                                        --------  -------
payments on the Securities may also be made, in the case of a Holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the

Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.   Paying Agent and Registrar
     --------------------------

     Initially, United States Trust Company of New York (the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.   Indenture
     ---------

     The Company issued the Securities under an Indenture dated as of October 27, 1998 (the "Indenture"), among the Company and the Trustee. The terms of the Securities include those stated in the Indenture. Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and Securityholders are referred to the Indenture for a statement of such terms and provisions.

     The Securities are senior unsecured obligations of the Company limited to $250,000,000 aggregate principal amount at any one time outstanding (subject to Sections 2.01 and 2.08 of the Indenture). This Security is one of the Securities referred to in the Indenture issued in an aggregate principal amount of $250,000,000. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make asset sales. The Indenture also imposes limitations on the ability of the Company to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of the property of the Company.

     Under the circumstances set forth in Section 4.11 of the Indenture, certain Restricted Subsidiaries of the Company will be required to become Subsidiary Guarantors and jointly and severally unconditionally guarantee the Guaranteed Obligations pursuant to the terms of the Indenture.

5.   Optional Redemption
     -------------------

     The Securities shall be redeemable at the option of the Company, at any time and from time to time, in whole or in part, on not less than 10 nor more than 60 days prior notice, at the following base redemption prices (expressed as percentages of principal amount) (the "Base Redemption Price"), plus accrued and unpaid interest (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), plus the Reference Swap Transaction Value allocable to such Securities

(collectively, the "Redemption Price"), if redeemed during the 12-month period commencing on October 1 (or, with respect to 1998, the Closing Date) of the years set forth below:

                                                          BASE
     YEAR                                              REDEMPTION
                                                         PRICE
     ----------------------------------------------------------------
     1998                                                107.10%
     1999                                                106.30%
     2000                                                105.70%
     2001                                                105.20%
     2002                                                104.50%
     2003                                                104.00%
     2004                                                103.20%
     2005                                                102.50%
     2006                                                101.70%
     2007                                                100.90%

6.   Sinking Fund
     ------------

     The Securities are not subject to any sinking fund.

7.   Notice of Redemption
     --------------------

     Notice of redemption will be mailed by first-class mail at least 10 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8.   Repurchase of Securities at the Option of Holders upon Change of Control
     ------------------------------------------------------------------------

     Upon a Change of Control, any Holder of Securities will have the right, subject to certain conditions specified in the Indenture, to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date that is on or prior to the date of purchase) as provided in, and subject to the terms of, the Indenture.

9.   Denominations; Transfer; Exchange
     ---------------------------------

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the

Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

10.  Persons Deemed Owners
     ---------------------

     The registered Holder of this Security may be treated as the owner of it for all purposes.

11.  Unclaimed Money
     ---------------

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  Discharge and Defeasance
     ------------------------

     Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.  Amendment, Waiver
     -----------------

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without prior notice to any Securityholder but with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder of Securities, the Company and the Trustee may amend the Indenture or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Article 5 of the Indenture; (iii) to provide for uncertificated Securities in addition to or in place of certificated Securities; (iv) to add Subsidiary Guarantees with respect to the Securities;
(v) to secure the Securities; (vi) to add additional covenants or to surrender rights and powers conferred on the Company; or (vii) to make any change that does not adversely affect the rights of any Securityholder.

14.  Defaults and Remedies
     ---------------------

     If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company) and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities may declare the principal of and accrued but unpaid interest on all the Securities to be due and payable. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the

Company occurs, the principal of and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

     If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) Holders of at least 25% in principal amount of the outstanding Securities have requested the Trustee in writing to pursue the remedy, (iii) such Holders have offered the Trustee reasonable security or indemnity against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

15.  Trustee Dealings with the Company
     ---------------------------------

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.  No Recourse Against Others
     --------------------------

     A director, officer, employee or stockholder, as such, of the Company or any Subsidiary Guarantor shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.  Authentication
     --------------

     This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.  Abbreviations
     -------------

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

19.  Governing Law  THIS SECURITY AND THE INDENTURE SHALL BE GOVERNED BY AND
     -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAWS).


     THE COMPANY WILL FURNISH TO ANY HOLDER OF SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER A COPY OF THE INDENTURE WHICH HAS IN IT THE TEXT OF THIS SECURITY.

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

     (Print or type assignee's name, address and zip code)

     (Insert assignee's soc. sec. or tax I.D. No.)


and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


________________________________________________________________________

Date: _______________ Your Signature: __________________________________


________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.


Signature Guarantee:

         CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
                        TRANSFER RESTRICTED SECURITIES

This certificate relates to $__________ principal amount of Securities held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned.

The undersigned (check one box below):

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

          (1)  [_]  to the Company; or

          (2) [_] pursuant to an effective registration statement under the Securities Act of 1933; or

          (3) [_] inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

          (4) [_] pursuant to another available exemption from registration provided by Rule 144 under or any other provision of the Securities Act of 1933.

          Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof; provided,
                                                                       --------
          however, that if box (4) is checked, the Trustee may require, prior to
          -------
          registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                          _____________________________________
                                            Your Signature

Signature Guarantee:

Date:__________________                   _____________________________________
Signature must be guaranteed                Signature of Signature Guarantee
by a participant in a recognized
signature guaranty medallion
program or other signature
guarantor acceptable to the
Trustee

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:_____________                      ______________________________
                                          NOTICE:  To be executed by
                                                   an executive

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

     The initial principal amount of this Global Security is $_____. The following increases or decreases in this Global Security have been made:

                         Amount of decrease       Amount of increase       Principal amount of      Signature of
                         in Principal Amount      in Principal Amount      this Global Security     authorized signatory
Date of                  of this Global           of this Global           following such           of Trustee or
Exchange                 Security                 Security                 decrease or increase     Securities Custodian

                      OPTION OF HOLDER TO ELECT PURCHASE

     IF YOU WANT TO ELECT TO HAVE THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.06 (ASSET SALE) OR 4.08 (CHANGE OF CONTROL) OF THE INDENTURE, CHECK THE BOX:

               ASSET SALE [_]                CHANGE OF CONTROL [_]

     IF YOU WANT TO ELECT TO HAVE ONLY PART OF THIS SECURITY PURCHASED BY THE COMPANY PURSUANT TO SECTION 4.06 OR 4.08 OF THE INDENTURE, STATE THE AMOUNT:

$

DATE: _________________            YOUR SIGNATURE: _________________________
(SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THE SECURITY)

SIGNATURE GUARANTEE: _______________________________________
                       SIGNATURE MUST BE GUARANTEED BY A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTY MEDALLION PROGRAM OR OTHER SIGNATURE GUARANTOR ACCEPTABLE TO THE TRUSTEE

                                                                       EXHIBIT B

                        FORM OF SUPPLEMENTAL INDENTURE

     SUPPLEMENTAL INDENTURE, among [GUARANTOR] (the "New Guarantor"), a subsidiary of ACE US Holdings, Inc. (or its successor), a Delaware corporation (the "Company"), [EXISTING GUARANTORS] and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee under the indenture referred to below (the "Trustee").

                                  WITNESSETH:

     WHEREAS the Company [and each of the OLD GUARANTORS (the "Existing Guarantors")] has heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of October 27, 1998, providing for the issuance of an aggregate principal amount of up to $250,000,000 of Credit Sensitive Senior Notes due 2008 (the "Securities");

     WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Company's obligations under the Securities pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

     WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

     1.   Agreement to Guarantee. [Article 10 of the Indenture, as set forth in
          ----------------------
Annex 1 hereto, is hereby added to the Indenture.]/2/ The New Guarantor hereby agrees, jointly and severally with all the Existing Guarantors, to unconditionally guarantee the Company's obligations under the Securities and to be bound by all other applicable provisions of the Indenture and the Securities.

     2.   Ratification of Indenture; Supplemental Indentures Part of Indenture.
          --------------------------------------------------------------------
Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

_______________

/2/ Include only in first supplemental indenture executed pursuant to Section 4.11.

     3.   Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE
          -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAWS).

     4.   Trustee Makes No Representation. The Trustee makes no representation
          -------------------------------
as to the validity or sufficiency of this Supplemental Indenture.

     5.   Counterparts. The parties may sign any number of copies of this
          ------------
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     6.   Effect of Headings. The Section Headings herein are for convenience
          ------------------
only and shall not effect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                   [NEW GUARANTOR],

                                   by

                                        ________________________
                                        Name:
                                        Title:

                                   ACE US HOLDINGS, INC.

                                   by

                                         ________________________
                                        Name:
                                        Title:

                                   [EXISTING GUARANTORS],

                                   by

                                        ________________________
                                        Name:
                                        Title

                                   UNITED STATES TRUST COMPANY OF
                                   NEW YORK, as Trustee,
                                   by:_____________________
                                   Name:
                                   Title:

                                                                         ANNEX 1

     SECTION 10.01.  Subsidiary Guarantees.  Each Subsidiary Guarantor hereby
                     ---------------------
jointly and severally unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at Stated Maturity, by acceleration, by redemption, upon repurchase or otherwise, and all other monetary obligations of the Company under this Indenture (including obligations to the Trustee) and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company whether for expenses, indemnification or otherwise under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from each such Subsidiary Guarantor, and that each such Subsidiary Guarantor shall remain bound under this Article 10 notwithstanding any extension or renewal of any Guaranteed Obligation.

     Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof, (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) any change in the ownership of such Subsidiary Guarantor, except as provided in Section 10.02(b).

     Each Subsidiary Guarantor hereby waives any right to which it may be entitled to have its obligations hereunder divided among the Subsidiary Guarantors, such that such Subsidiary Guarantor's obligations would be less than the full amount claimed. Each Subsidiary Guarantor hereby waives any right to which it may be entitled to have the assets of the Company first be used and depleted as payment of the Company's or such Subsidiary Guarantor's obligations hereunder prior to any amounts being claimed from or paid by such Subsidiary Guarantor hereunder. Each Subsidiary Guarantor hereby waives any right to which it may be entitled to require that the Company be sued prior to an action being initiated against such Subsidiary Guarantor.

     Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

     Except as expressly set forth in Sections 8.01(b), 10.02 and 10.06, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity.

     Each Subsidiary Guarantor agrees that its Subsidiary Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations. Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

     In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the Holders and the Trustee.

     Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in
Article 6 for the purposes of any Subsidiary Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in
Article 6, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section 10.01.

     Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holder in enforcing any rights under this Section 10.01.

     Upon request of the Trustee, each Subsidiary Guarantor shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     SECTION 10.02.  Limitation on Liability.  (a) Any term or provision of this
                     -----------------------
Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

     (b) This Subsidiary Guarantee as to any Subsidiary Guarantor shall terminate and be of no further force or effect and such Subsidiary Guarantor shall be deemed to be released from all obligations under this Article 10 upon
(i) the merger or consolidation of such Subsidiary Guarantor with or into any Person other than the Company or a Subsidiary or Affiliate of the Company where such Subsidiary Guarantor is not the surviving entity of such consolidation or merger or (ii) the sale by the Company or any Subsidiary of the Company (or any pledgee of the Company) of the Capital Stock of such Subsidiary Guarantor, where, after such sale, such Subsidiary Guarantor is no longer a Subsidiary of the Company; provided, however, that each such merger, consolidation or sale
             --------  -------
(or, in the case of a sale by such a pledgee, the disposition of the proceeds of such sale) shall comply with Section 4.06 and Section 5.01(b). At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

     SECTION 10.03.  Successors and Assigns.  This Article 10 shall be binding
                     ----------------------
upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

     SECTION 10.04.  No Waiver.  Neither a failure nor a delay on the part of
                     ---------
either the Trustee or the Holders in exercising any right, power or privilege under this Article 10 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 10 at law, in equity, by statute or otherwise.

     SECTION 10.05.  Modification.  No modification, amendment or waiver of any
                     ------------
provision of this Article 10, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     SECTION 10.06.  Execution of Supplemental Indenture for Future Subsidiary
                     ---------------------------------------------------------
Guarantors.  Each Subsidiary which is required to become a Subsidiary Guarantor
----------
pursuant to Section 4.11 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit B hereto pursuant to which such Subsidiary shall become a Subsidiary Guarantor under this Article 10 and shall guarantee the Guaranteed Obligations.

                                                                       EXHIBIT D

                             ACE US HOLDINGS, INC.

                                    FORM OF
                             QUARTERLY CERTIFICATE
                     TO THE TRUSTEE AND CALCULATION AGENT

     We, ____________ and _____________, the ___________________ and
____________________, respectively, of ACE US Holdings, Inc., a Delaware corporation (the "Company"), do hereby certify on behalf of the Company pursuant to Section 4.02(d) of the Indenture (the "Indenture") for the Company's Credit Sensitive Senior Notes due 2008 (the "Securities") between the Company and United States Trust Company of New York, as Trustee (the "Trustee"), that the following information is true and correct as of the date hereof :

     (i) The Company's Indebtedness/Total Capital Ratio as of the last day of the fiscal quarter most recently ended, measured in accordance with GAAP on a Consolidated basis was ___%, calculated as follows:

           (1)  Balance Sheet Indebtedness as of ___________:  $________

           (2)  Funded Indebtedness as of ________________:  $_________

           (3)  Consolidated Net Worth as of ______________:  $________

                Indebtedness/Total Capital Ratio ((1)/((2)+(3))): __________

     (ii) The current S&P Ratings and Moody's Ratings for each ACE USA Insurance Group as of the date of this Certificate are: [set forth ratings for each such group].

     (iii) Based upon the calculation and rating set forth respectively in (i) and (ii) above, the applicable interest rate in effect for the Pricing Period beginning ________ and ending ____________ will be ______.

     Capitalized terms used but not defined herein shall have their respective meanings as set forth in the Indenture and the Securities.


                         [Signature on following page]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this certificate on behalf of Company.

Dated: __, ____ACE US HOLDINGS, INC.



                                   By:_____________________________
                                   Name:
                                   Title:



                                   By:_____________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT E

                             ACE US HOLDINGS, INC.

                                    FORM OF
                              RATINGS CERTIFICATE
              TO THE TRUSTEE TO THE TRUSTEE AND CALCULATION AGENT

     We, ____________ and _____________, the ___________________ and
____________________, respectively, of ACE US Holdings, Inc., a Delaware corporation (the "Company"), do hereby certify on behalf of the Company pursuant to Section 4.02(e) of the Indenture (the "Indenture") for the Company's Credit Sensitive Senior Notes due 2008 (the "Securities") between the Company and United States Trust Company of New York, as Trustee (the "Trustee"), that the following information is true and correct as of the date hereof :

     (i) The current S&P Ratings and Moody's Ratings for each ACE USA Insurance Group as of the date of this Certificate are: [set forth ratings for each such group].

     (ii) Taking into account the rating set forth in (i) above and the Indebtedness/Total Capital Ratio set forth in the Quarterly Certificate most recently delivered pursuant to Section 4.02(d) of the Indenture, the applicable interest rate in effect for the Pricing Period beginning ________ and ending ____________ is ______.

     Capitalized terms used but not defined herein shall have their respective meanings as set forth in the Indenture and the Securities.


                         [Signature on following page]

     IN WITNESS WHEREOF, the undersigned have executed and delivered this certificate on behalf of Company.

Dated: __, ____  ACE US HOLDINGS, INC.



                                   By:_____________________________
                                   Name:
                                   Title:



                                   By:_____________________________
                                   Name:
                                   Title:

                                       2